Filed electronically with the Securities and Exchange Commission on September 14, 1998

                                                              File No. 811-8395
                                                              File No. 333-42337

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Pre-Effective Amendment No.
                                              ------
                  Post-Effective Amendment No.     1
                                                 ------

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                  Amendment No.    3
                                ------


                    Kemper Global/International Series, Inc.
               -------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


               222 South Riverside Plaza Street, Chicago, IL 60606
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (312) 781-1121
                                                           --------------

                                Kathryn L. Quirk
                        Scudder Kemper Investments, Inc.
                       345 Park Avenue, New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective

_____    immediately upon filing pursuant to paragraph (b)

_____    on ______  pursuant to paragraph (b)

_____    60 days after filing pursuant to paragraph (a)(1)

_____    on _______ pursuant to paragraph (a)(1)

  X      75 days after filing pursuant to paragraph (a)(2)
_____

_____    on _______ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to an Agreement and Plan of Reorganization between The Growth Fund of Spain, Inc. and Kemper Global/International Series, Inc. (the "Corporation"), all of the assets of The Growth Fund of Spain, Inc. will be transferred to a new series of the Corporation created by this PEA, which will have no more than nominal assets and liabilities as of the effective time of such reorganization. Consequently, the Corporation intends to treat the reorganization as a change in domicile/change in form transaction for purposes of Rule 145(a)(2) under the Securities Act of 1933, as amended, and Rule 24f-2(b) under the Investment Company Act of 1940, as amended, and, therefore, intends to pay no registration fees with respect to shares of the Corporation issued in exchange for shares of The Growth Fund of Spain, Inc., as to which registration fees were previously paid.

                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.
                          Kemper Global Blue Chip Fund
                   Kemper International Growth and Income Fund
                       Kemper Emerging Markets Income Fund
                       Kemper Emerging Markets Growth Fund
                            Kemper Latin America Fund
                              CROSS-REFERENCE SHEET

                           Items Required by Form N-1A
                           ---------------------------

PART A
------

     Item No.        Item Caption                     Prospectus Caption
     --------        ------------                     ------------------

        1.           Cover Page                       COVER PAGE

        2.           Synopsis                         SUMMARY
                                                      SUMMARY OF EXPENSES

        3.           Condensed Financial              NOT APPLICABLE
                     Information

        4.           General Description of           INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS
                     Registrant                       SUMMARY
                                                      CAPITAL STRUCTURE

        5.           Management of the Fund           SUMMARY
                                                      INVESTMENT MANAGER AND UNDERWRITER

        5A.          Management's Discussion of       NOT APPLICABLE
                     Fund Performance

        6.           Capital Stock and Other          SUMMARY
                     Securities                       INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS
                                                      DIVIDENDS, DISTRIBUTIONS AND TAXES
                                                      PURCHASE OF SHARES

        7.           Purchase of Securities Being     PURCHASE OF SHARES
                     Offered                          SUMMARY
                                                      INVESTMENT MANAGER AND UNDERWRITER

        8.           Redemption or Repurchase         SUMMARY
                                                      REDEMPTION OR REPURCHASE OF SHARES

        9.           Pending Legal Proceedings        NOT APPLICABLE

                                       1



                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.
                          Kemper Global Blue Chip Fund
                   Kemper International Growth and Income Fund
                       Kemper Emerging Markets Income Fund
                       Kemper Emerging Markets Growth Fund
                            Kemper Latin America Fund
                                   (continued)

PART B
------
                                                       Caption in Statement of
    Item No.        Item Caption                       Additional Information
    --------        ------------                       ----------------------

       10.          Cover Page                         COVER PAGE

       11.          Table of Contents                  TABLE OF CONTENTS

       12.          General Information and History    NOT APPLICABLE

       13.          Investment Objectives and          INVESTMENT RESTRICTIONS
                    Policies                           INVESTMENT POLICIES AND TECHNIQUES

       14.          Management of the Fund             OFFICERS AND DIRECTORS
                                                       REMUNERATION

       15.          Control Persons and Principal      OFFICERS AND DIRECTORS
                    Holders of Securities

       16.          Investment Advisory and Other      INVESTMENT MANAGER AND UNDERWRITER
                    Services

       17.          Brokerage Allocation               PORTFOLIO TRANSACTIONS

       18.          Capital Stock and Other            INVESTMENT MANAGER AND UNDERWRITER
                    Securities

       19.          Purchase, Redemption and PURCHASE AND REDEMPTION OF SHARES
                    Pricing of Securities Being Offered

       20.          Tax Status                         DIVIDENDS AND TAXES

       21.          Underwriters                       INVESTMENT MANAGER AND UNDERWRITER

       22.          Calculation of Performance Data    PERFORMANCE

       23.          Financial Statements               NOT APPLICABLE

                                       2



                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.
                            THE GROWTH FUND OF SPAIN
                              CROSS-REFERENCE SHEET

                           Items Required by Form N-1A
                           ---------------------------

PART A
------

     Item No.        Item Caption                     Prospectus Caption
     --------        ------------                     ------------------

        1.           Cover Page                       COVER PAGE

        2.           Synopsis                         SUMMARY
                                                      SUMMARY OF EXPENSES

        3.           Condensed Financial              FINANCIAL HIGHLIGHTS
                     Information

        4.           General Description of           INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS
                     Registrant                       SUMMARY
                                                      FUND ORGANIZATION AND CAPITAL STRUCTURE

        5.           Management of the Fund           SUMMARY
                                                      INVESTMENT MANAGER AND UNDERWRITER

        5A.          Management's Discussion of       TO BE PROVIDED IN REGISTRANT'S ANNUAL REPORT
                     Fund Performance                 TO SHAREHOLDERS

        6.           Capital Stock and Other          SUMMARY
                     Securities                       INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS
                                                      DIVIDENDS, DISTRIBUTIONS AND TAXES
                                                      PURCHASE OF SHARES

        7.           Purchase of Securities Being     PURCHASE OF SHARES
                     Offered                          SUMMARY
                                                      INVESTMENT MANAGER AND UNDERWRITER

        8.           Redemption or Repurchase         SUMMARY
                                                      REDEMPTION OR REPURCHASE OF SHARES

        9.           Pending Legal Proceedings        NOT APPLICABLE

                                       3



                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.
                            THE GROWTH FUND OF SPAIN
                                   (continued)

PART B
------
                                                       Caption in Statement of
    Item No.        Item Caption                       Additional Information
    --------        ------------                       ----------------------

       10.          Cover Page                         COVER PAGE

       11.          Table of Contents                  TABLE OF CONTENTS

       12.          General Information and History    FUND ORGANIZATION AND CAPITAL STRUCTURE
                                                       (In Part A)
       13.          Investment Objectives and          INVESTMENT RESTRICTIONS
                    Policies                           INVESTMENT POLICIES AND TECHNIQUES

       14.          Management of the Fund             OFFICERS AND DIRECTORS

       15.          Control Persons and Principal      OFFICERS AND DIRECTORS
                    Holders of Securities

       16.          Investment Advisory and Other      INVESTMENT MANAGER AND UNDERWRITER
                    Services

       17.          Brokerage Allocation               PORTFOLIO TRANSACTIONS

       18.          Capital Stock and Other            SHAREHOLDER RIGHTS
                    Securities

       19.          Purchase, Redemption and           PURCHASE AND REDEMPTION OF SHARES
                    Pricing of Securities
                    Being Offered

       20.          Tax Status                         DIVIDENDS AND TAXES

       21.          Underwriters                       INVESTMENT MANAGER AND UNDERWRITER

       22.          Calculation of Performance Data    PERFORMANCE

       23.          Financial Statements               FINANCIAL STATEMENTS

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

                              Subject to Completion

                 Preliminary Prospectus dated September 11, 1998


SUMMARY.................................................................1


SUMMARY OF EXPENSES.....................................................3


FINANCIAL HIGHLIGHTS....................................................4


INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS.........................7


INVESTMENT MANAGER AND UNDERWRITER.....................................13


DIVIDENDS, DISTRIBUTIONS AND TAXES.....................................16


NET ASSET VALUE........................................................20


PURCHASE OF SHARES.....................................................20


REDEMPTION OR REPURCHASE OF SHARES.....................................25


SPECIAL FEATURES.......................................................29


PERFORMANCE............................................................33


FUND ORGANIZATION AND CAPITAL STRUCTURE................................34


         This prospectus of The Growth Fund of Spain (the "Fund"), a series of Kemper Global/International Series, Inc. (the "Corporation"), an open-end management investment company, contains concisely the information about the Fund that a prospective investor should know before investing and should be retained for future reference. A Statement of Additional Information, which contains additional information about the Fund and the Corporation, dated ___, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. It is available upon request without charge from the Fund at the address or telephone number on this cover or the firm from which this prospectus was received. It is also available along with other related materials on the SEC's Internet Web Site (http://www.sec.gov).

         The Fund's shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are they federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment in the Fund's shares involves risk, including the possible loss of principal.

The
Growth Fund
of Spain

PROSPECTUS DATED ___, 1998

GROWTH FUND
OF SPAIN

222 South Riverside Plaza, Chicago, Illinois 60606

1-800-621-1048

         This prospectus describes The Growth Fund of Spain, a mutual fund managed by Scudder Kemper Investments, Inc. (the "Adviser"), whose investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Spanish companies. The Fund may also invest up to 35% of its total assets in the securities of non-Spanish companies, which investments may be concentrated in whole or in part in the equity securities of Portuguese companies. The Fund's predecessor, The Growth Fund of Spain, Inc., was a closed-end fund whose shares were traded on the New York Stock Exchange, Inc. before its shareholders approved a proposal to open-end the fund and reorganize it as a series of the Corporation.

         THESE   SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES  AND  EXCHANGE   COMMISSION  NOR  HAS  THE  SECURITIES  AND  EXCHANGE
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         INVESTMENT  BY  THE  FUND  IN  SECURITIES  OF  SPANISH  AND  PORTUGUESE
COMPANIES INVOLVES CERTAIN CONSIDERATIONS NOT TYPICALLY ASSOCIATED WITH INVESTING IN SECURITIES OF U.S. COMPANIES INCLUDING: CURRENCY FLUCTUATIONS, POTENTIAL PRICE VOLATILITY, LESS LIQUIDITY AND CONCENTRATION IN THE SPANISH AND PORTUGUESE EQUITIES MARKETS.

KEMPER GLOBAL/INTERNATIONAL SERIES, INC.
222 South Riverside Plaza, Chicago, Illinois 60606, Telephone 1-800-621-1048

SUMMARY

Investment Objective. THE GROWTH FUND OF SPAIN (the "Fund") seeks long-term capital appreciation by investing primarily in equity securities of Spanish companies.

         The Fund is a non-diversified series of Kemper Global/International Series, Inc. (the "Corporation"), an open-end management investment company. As part of its overall investment strategy, the Fund may also invest up to 35% of its total assets in the securities of non-Spanish companies, which investments may be concentrated in whole or in part in the equity securities of Portuguese companies. The Fund may purchase and sell put and call options, engage in financial futures transactions ("Strategic Transactions"), invest in foreign securities and engage in related foreign currency transactions.

Risk Factors. The Fund's risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. The following are descriptions of certain risks related to the investments and techniques that the Fund may use from time to time. For a more complete discussion of risks involved in an investment in the Fund, see "Special Risk Factors."

         The Fund involves above-average investment risk. It is designed as a long-term investment and not for short-term trading purposes, and should not be considered a complete investment program.

         There is no assurance that the investment objective of the Fund will be achieved. The return and net asset value of the Fund will fluctuate. The Fund's non-diversified status involves greater risk than typical diversified mutual funds, since the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and therefore may be subject to greater market and credit risk than a more broadly diversified portfolio.

         Investment by the Fund in securities of Spanish and other non-United States companies involves certain considerations not typically associated with investing in securities of U.S. companies including: currency fluctuations, potential price volatility, heightened political and economic risk, less liquidity and concentration in foreign equities markets. Foreign investments by the Fund involve risk and opportunity considerations not typically associated with investing in U.S. companies. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Thus, the U.S. dollar value of foreign securities in the Fund's portfolio, and the Fund's net asset value, may change in response to changes in currency exchange rates even though the value of the foreign securities in local currency terms may not have changed. The Fund's possible concentration of investments in a single issuer (i.e., non-diversification) creates greater risk than if its investments were spread across a more diversified portfolio. There are special risks associated with options, financial futures and foreign currency transactions and other derivatives and there is no assurance that use of those investment techniques will be successful. See "Investment Objective, Policies and Risk Factors."

Purchases and Redemptions. The Fund provides investors with the option of purchasing shares in the following ways:

     Class A Shares....................  Offered at net asset value plus a maximum sales charge of 5.75% of the
                                         offering price. Reduced sales charges
                                         apply to purchases of $50,000 or more.
                                         Class A shares are subject to a 2% fee
                                         on shares redeemed or exchanged within
                                         one year after purchase, with limited
                                         exception. Class A shares purchased at
                                         net asset value under the "Large Order
                                         NAV Purchase Privilege" may also
                                         subject to a 1% contingent deferred
                                         sales charge if redeemed within one
                                         year of purchase and a 0.50% contingent
                                         deferred sales charge if redeemed
                                         within the second year of purchase.

     Class B Shares....................  Offered at net asset value, subject to a Rule 12b-1 distribution fee of 0.75%
                                         per annum, a 2% fee on shares redeemed
                                         or exchanged within one year after
                                         purchase, with limited exception, and a
                                         contingent deferred sales charge
                                         applied to the value of shares redeemed
                                         within six years of purchase. The
                                         contingent deferred sales charge is
                                         computed at the following rates:


                                                                                    Contingent
                                                                                     Deferred
                                        Year of Redemption After Purchase           Sales Charge
                                        ---------------------------------           ------------
                                              First                                      4%
                                              Second                                     3%
                                              Third                                      3%
                                              Fourth                                     2%
                                              Fifth                                      2%
                                              Sixth                                      1%


     Class C Shares....................  Offered at net asset value without an initial sales charge, but subject to
                                         a Rule 12b-1  distribution fee of 0.75%
                                         per annum, a 2% fee on shares  redeemed
                                         or  exchanged  within  one  year  after
                                         purchase, with limited exception, and a
                                         1% contingent  deferred sales charge on
                                         redemptions  made  within  one  year of
                                         purchase. Class C shares do not convert
                                         into any other class.

         Each class of shares represents interests in the same portfolio of investments of the Fund. The minimum initial investment for each class is $1,000 and investments thereafter must be for at least $100. Shares are redeemable at net asset value, which may be more or less than original cost, subject to any applicable redemption fee and/or contingent deferred sales charge. Certain large redemption requests are subject to being fulfilled through an in-kind distribution of portfolio securities. See "Purchase of Shares" and "Redemption or Repurchase of Shares."

Investment Manager and Underwriter. Scudder Kemper Investments, Inc. (the "Adviser") serves as investment manager for the Fund. The Adviser is paid an investment management fee by the Fund based upon the Fund's average daily net assets. Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, is principal underwriter and administrator for the Fund. For Class B shares and Class C shares of the Fund, KDI receives an annual Rule 12b-1 distribution fee of 0.75% of average daily net assets of each such class. KDI also receives the amount of any contingent deferred sales charges paid on the redemption of shares. The expenses of the Fund and of other investment companies investing in foreign securities can be expected to be higher than for investment companies investing primarily in domestic securities since the costs of operation are higher, including custody and transaction costs for foreign securities and investment management fees, but not necessarily higher than the fees charged to funds with investment objectives similar to that of the Fund. Certain administrative services are provided to shareholders under an administrative services agreement with KDI. The Fund pays an administrative services fee at an annual rate of up to 0.25% of average daily net assets of each of Class A, B and C shares of the Fund, which KDI pays to financial services firms. See "Investment Manager and Underwriter."

Dividends. The Fund normally distributes annual dividends of net investment income. Any net realized short-term and long-term capital gains for the Fund are distributed at least annually. Income and capital gain dividends of the Fund are automatically reinvested in additional shares of the Fund, without a sales charge, unless the investor makes an election otherwise. See "Dividends, Distributions and Taxes."

SUMMARY OF EXPENSES

Shareholder Transaction Expenses(1)                                                   Class A         Class B      Class C
                                                                                      -------         -------      -------
Maximum Sales Charge on Purchases (as a percentage of offering price) .................5.75%(2)        None         None
Maximum Sales Charge on Reinvested Dividends...........................................None            None         None
Redemption Fees+.......................................................................2.00%           2.00%        2.00%
Exchange Fee...........................................................................None            None         None
Maximum Contingent Deferred Sales Charge  (as a percentage of redemption proceeds).....None(3)         4%(4)        1%(5)

-------------------------
+ A 2% fee, which is retained by the Fund, is imposed upon redemptions or exchanges during the first year after purchase, with limited exception. See "Redemption or Repurchase of Shares - Redemption Fee."
(1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details.
(2)      Reduced  sales  charges  apply to purchases of $50,000 or more.
         See  "Purchase  of  Shares-Initial  Sales Charge Alternative-Class A
         Shares."
(3) The redemption of Class A Shares purchased at net asset value under the "Large Order NAV Purchase Privilege" may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year. See "Purchase of Shares-Initial Sales Charge Alternative-Class A Shares."
(4) The maximum Contingent Deferred Sales Charge on Class B Shares applies to redemptions during the first year. The charge is 4% during the first year, 3% during the second and third years, 2% during the fourth and fifth years and 1% in the sixth year.
(5) The Contingent Deferred Sales Charge of 1% on Class C Shares applies to redemptions during the first year after purchase.


Annual Fund Operating Expenses
(estimated as a percentage of average net assets)


Class A Shares
Management Fees..................                  0.75%
12b-1 Fees.......................                  None
Other Expenses...................                  1.10%
                                                   ----
Total Fund Operating Expenses....                  1.85%
                                                   ====

Class B Shares(6)
Management Fees..................                  0.75%
12b-1 Fees.......................                  0.75%
Other Expenses...................                  1.35%
                                                   ----
Total Fund Operating Expenses....                  2.85%
                                                   ====

Class C Shares(7)
Management Fees..................                  0.75%
12b-1 Fees.......................                  0.75%
Other Expenses...................                  1.30%
                                                   ----
Total Fund Operating Expenses....                  2.80%
                                                   ====
--------------------------
(6) Long-term Class B shareholders of the Fund may, as a result of the Fund's Rule 12b-1 fees, pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, Inc., although KDI believes that this is unlikely because of the automatic conversion feature described under "Purchase of Shares-Deferred Sales Charge Alternative-Class B Shares."
(7) As a result of the accrual of Rule 12b-1 fees, long-term Class C shareholders of the Fund may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, Inc.


Example

The following example assumes reinvestment of all dividends and distributions and that the percentage amounts under "Total Fund Operating Expenses" remain the same each year.

                                                 1 year 3 years 5 years 10 years
                                                 ------ ------- ------- --------

Class A Shares(8)
Based on the estimated level
of total operating expenses listed
above, you would pay the following
expenses on a $1,000 investment,
assuming a 5% annual return and
redemption at the end of each time
period:                                           $96*   $112    $152     $262

You would pay the following expenses on
the same investment, assuming no
redemption:                                       $75    $112    $152     $262


Class B Shares(9)
Based on the estimated level of total
operating expenses listed
above, you would pay the following
expenses on a $1,000 investment,
assuming a 5% annual return and
redemption at the end of each time
period:                                           $89*   $118    $170    N/A(11)

You would pay the following expenses on
the same investment, assuming no
redemption:                                       $29    $88     $150    N/A(11)


Class C Shares(10)

Based on the estimated level of total
operating expenses listed above, you
would pay the following expenses on a
$1,000 investment, assuming a 5% annual
return and redemption at the end of each
time period:                                      $59*   $87     $148     $313

You would pay the following expenses on
the same investment, assuming no
redemption:                                       $28    $87     $148     $313
--------------------------
 * Assumes that shareholder purchased shares on the first day of the first year and the 2% redemption fee was applied.
(8) Assumes deduction of the maximum 5.75% initial sales charge at the time of purchase and no deduction of a Contingent Deferred Sales Charge at the time of redemption.
(9) Assumes that the shareholder was an owner of the shares on the first day of the first year and the contingent deferred sales charge was applied as follows: 1 year (4%) , 3 years (3%), and 5 years (2%).
(10) Assumes that the shareholder purchased shares on the first day of the first year and the contingent deferred sales charge of 1.00% was applied.
(11)     Class B shares convert to Class A shares six years after issuance.

         The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Investment Manager and Underwriter" for more information.

         The expense ratios shown above are estimates based on amounts incurred by the Fund during its most recent fiscal year, prior to the reorganization transaction consummated on _____, 1998.

         Each Example assumes a 5% annual rate of return pursuant to requirements of the SEC and assumes reinvestment of all dividends and distributions. This hypothetical rate of return is not intended to be representative of past or future performance of the Fund. The Examples should not be considered to be a representation of past or future expenses. Actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

         The Fund is the successor entity to The Growth Fund of Spain, Inc. ("GSP"), a closed-end management investment company. On _____, 1998, GSP was reorganized as an open-end series of the Corporation consisting of Class A, Class B, and Class C shares. Prior to that date, GSP consisted of only one class of shares; the shares of GSP outstanding as of ______, 1998 were reclassified as Class A shares of the Fund. Accordingly, the following table shows financial information for the Fund's Class A shares expressed in terms of one share outstanding throughout the period. As of the date of this prospectus, the Fund's Class B and Class C shares had not commenced operations. The financial highlights are part of the Fund's financial statements, which are included in its Annual Report to Shareholders for the fiscal year ended November 30, 1997, and Semiannual Report to Shareholders for the period ended May 31, 1998 and are incorporated by reference into the Fund's Statement of Additional Information and this Prospectus. The financial statements and accompanying notes for the Fund's fiscal year ended November 30, 1997 have been audited by Ernst & Young LLP, independent auditors, which together with Ernst & Young LLP's report thereon are included in the Fund's Annual Report to Shareholders for such fiscal year. Further information about the Fund's performance is contained in the Fund's Statement of Additional Information and its Annual Report to Shareholders for the fiscal year ended November 30, 1997, and Semiannual Report to Shareholders for the period ended May 31, 1998, which may each be obtained without charge by calling 1-800-621-1048.

                                                                                                                        February 14,
                                          Six Months                                                                        1990
                                          Ended May                                                                          to
                                             31,                                   Year ended November  30,             November 30,
                                            1998      1997      1996      1995      1994    1993      1992       1991       1990
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period    $   19.06     15.67     13.33    12.40     10.67    8.99     11.08      10.71       11.12
Income from investment operations:
   Net investment income                      .06       .24       .36      .37       .32     .40       .54        .37        .32
   Net realized and unrealized gain          6.07      4.15      2.69     1.01      1.41    1.28    (2.48)        .36       (.73)
Total from investment operations             6.13      4.39      3.05     1.38      1.73    1.68    (1.94)        .73       (.41)
Less dividends:
   Distribution from net investment
   income                                     .11       .17       .42      .45       ---     ---       .15        .36        ---
   Distribution from net realized gain       1.36       .83       .29      ---       ---     ---       ---        ---        ---
Total dividends                              1.47      1.00       .71      .45       ---     ---       ---        ---        ---

Net asset value, end of period             $23.72     19.06     15.67    13.33     12.40   10.67      8.99      11.08       10.71

TOTAL RETURN
Based on net asset value                   34.60%     29.86     24.12    11.62     16.21   18.69   (17.73)       7.06       (3.69)

RATIOS TO AVERAGE NET ASSETS
Expenses                                     1.21      1.22      1.25     1.22      1.23    1.22      1.22       1.23        1.26
Net investment income                        .56%      1.29      2.46     2.89      2.57    3.97      4.98       3.32        3.46

SUPPLEMENTAL DATA
Net assets at end of period              $392,061    15,059   263,935  227,997   213,972  184,884  156,179    192,986     186,638
 (in thousands)

Portfolio turnover rate (annualized)           5%        29       45        69        85      50        72        104          19

Note:  Total  return  based on net asset  value  reflects  changes in the Fund's net asset value  during the  period.  Each  figure includes  reinvestment  of dividends.  Data for the period ended May 31, 1998 is unaudited.

INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS

The following information sets forth the Fund's investment objective and policies. The Fund's returns and net asset value will fluctuate, and there is no assurance that the Fund will meet its objective.

         The Fund is designed for long-term investors who can accept international investment risk in pursuit of additional opportunities that foreign securities may provide. Since the Fund normally will be invested primarily in foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. The Fund's share price will reflect the movements of both the stock and bond markets in which it is invested and the currency in which the investments are denominated; the strength or weakness of the U.S. dollar against the Spanish Peseta, the Portuguese Escudos and other foreign currencies may account for part of the Fund's investment performance. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased. In the opinion of the Adviser, Spanish and Portuguese capital markets provide investors with opportunities to participate in the economic growth taking place outside the U.S., which should translate into positive securities market performance over the long term. In addition, the Adviser believes that international investing offers the benefits of diversification, which can lower the overall price volatility of an investor's portfolio. Foreign investing does involve significant risks, as discussed in this prospectus, and the Fund should not be considered a complete investment program. The Fund is designed primarily for long-term investment and investors should not consider it a trading vehicle.

         The Fund seeks long-term capital appreciation by investing primarily in equity securities of companies organized under the laws of Spain or traded in the Spanish securities markets and doing business in Spain ("Spanish companies"). Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of Spanish companies. The Fund is permitted to invest up to 25% of its total assets in unlisted equity and debt securities, including convertible debt securities, and in other securities that are not readily marketable, a significant portion of which may be considered illiquid (see "Unlisted and Illiquid Securities" below). Investment in Spanish equity securities that are unlisted or are not readily marketable will be treated as investments in Spanish equity securities for purposes of the Fund's fundamental policy of investing at least 65% of its total assets in Spanish equity securities. The Fund may invest up to 35% of total assets in investment-grade fixed income instruments denominated in Pesetas or U.S. dollars as described below. These policies are fundamental and cannot be changed without the approval of a majority of the Fund's outstanding voting securities. As an operating policy, the Adviser intends to evaluate investment opportunities present throughout the Iberian Peninsula. Accordingly, the Fund may, as a matter of nonfundamental policy, invest up to 35% of total assets in equity securities of companies other than Spanish companies, and may concentrate such investments in whole or in part in equity securities of companies organized under the laws of Portugal or traded in the Portuguese securities markets and doing business in Portugal ("Portuguese companies"). Unless otherwise noted, the Fund's other investment policies described below are not fundamental and may be changed by the Fund without shareholder approval.

         Investment-grade fixed-income instruments are defined to include securities rated in the four highest rating categories by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's"), or, if such securities are not so rated, securities of equivalent investment quality as determined by the Adviser, and short-term indebtedness or cash equivalents denominated in either Pesetas or U.S. dollars. For temporary defensive purposes, e.g., during periods in which changes in the Spanish securities markets, other economic conditions or political conditions in Spain warrant, the Fund may vary from its investment objective and may invest, without limit, in high quality debt instruments, such as U.S. and Spanish government securities. The Fund may also at any time invest funds in U.S. dollar-denominated money market instruments as reserves for expenses and dividend and other distributions to shareholders.

         Special Risk Factors. The Fund's risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. The following are descriptions of certain risks related to the investments and techniques that the Fund may use from time to time.

         Non-Diversified Investment Company. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that the Fund is not limited by the 1940 Act in the percentage of its assets that it may invest in the obligations of a single issuer. As a "non-diversified" investment company, the Fund may be subject to greater market and credit risk than a more broadly diversified portfolio. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company. The Fund will be subject to the diversification requirements imposed by Subchapter M of the Internal Revenue Code of 1986, as amended. These provisions generally require that as of each quarter end, with respect to 50% of the Fund's assets, no more than 5% of the Fund's assets may be invested in the securities of any single issuer and that the Fund hold no more than 10% of the outstanding voting securities of any one issuer, and with respect to the remainder of the Fund's assets, no more than 25% of the Fund's total net assets be invested in the securities of any single issuer.

         Foreign  Securities,  In  General.  Investments  in foreign  securities involve special considerations, due to more limited information, higher brokerage costs, different accounting standards, thinner trading markets and the likely impact of foreign taxes on the yield from debt securities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Fund's ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Some countries restrict the extent to which foreigners may invest in their securities markets.

         Some foreign countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain foreign countries may restrict the free conversion of their currencies into other currencies. Further, it generally will not be possible to eliminate the Fund's foreign currency risk through hedging. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

         Spanish and Portuguese Market Characteristics. The securities markets of Spain and Portugal have substantially less volume than the securities markets of the United States and securities of some companies in Spain and Portugal are less liquid and more volatile than securities of comparable U.S. companies. Accordingly, these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Brokerage commissions and other transaction costs on securities exchanges in Spain and Portugal are generally higher than in the United States. Portuguese securities settlements may in some instances be subject to delays and related administrative uncertainties.

         Though foreign investment in the securities markets of Spain and Portugal is permitted, certain controls and restrictions may apply in certain circumstances. These controls may at times limit or preclude investment in certain Spanish or Portuguese companies and may increase the cost and expenses of the Fund. The right of foreign investors to repatriate both investment income and capital from Spain and Portugal is recognized. Notwithstanding, such repatriation is regulated, including in some cases certain notification requirements. Although restrictions on foreign investment in Spain and Portugal may in the future make it undesirable to invest in Spain and Portugal, the Adviser does not believe that any current repatriation controls would affect its decision to invest in Spain and Portugal.

         Companies in Spain and Portugal are subject to accounting, auditing and financial standards and requirements which are not equivalent to those applicable to U.S. companies. There is less government supervision and regulation of Spanish and Portuguese securities exchanges, brokers and listed companies than exists in the United States. In addition, there may be the possibility of increased taxation, and political, economic or diplomatic developments which could adversely affect assets held in Spain and Portugal. There is also less publicly available information about Spanish and Portuguese companies and governments compared to reports and ratings published about U.S. companies and the U.S. Government.

         See Appendix B in the Fund's Statement of Additional  Information for a
more  detailed   discussion  of  Spanish  and  Portuguese  market  and  economic characteristics.

         Exchange Rate Fluctuations. Although the Fund's assets will be invested in Spanish and Portuguese securities and substantial revenues will be received in Pesetas or Escudos, the Fund will value its net assets and will make distributions to its shareholders in U.S. dollars. Accordingly, the U.S. dollar equivalent of the Fund's net assets, including accrued income and realized capital gains, will be adversely affected by reductions in the value of such currency relative to the U.S. dollar. [In addition, significant uncertainty surrounds the proposed introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in Spanish Pesetas or Portuguese Escudos.] The Fund may enter into transactions to seek to hedge foreign currency exchange rate risks. See "Strategic Transactions and Derivatives" below.

         Corporate Disclosure Standards. Issuers of securities in Spain and Portugal are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, shareholder proxy requirements and the timely disclosure of information. Furthermore, Spanish and Portuguese accounting, auditing and financial reporting standards are not comparable to U.S. standards and less information is available to investors in Spanish and Portuguese securities than to investors in U.S. securities.

         Investment and Repatriation Restrictions. Regulation of foreign investment in Spanish companies is relatively limited. In general, only foreign investor participation which exceeds a 50% interest in a company is subject to a review procedure by the Ministry of Economy and Finance. Foreign investment in certain sectors, such as national defense, television, radio, gambling, communications and air transportation, requires prior governmental approval pursuant to applicable legislation.

         Existing exchange control regulations in Spain permit non-residents to convert Pesetas to foreign currencies only by means of "foreign currency convertible Peseta accounts." Non-residents typically acquire Pesetas through their receipt of proceeds from the sale of investments in Spain. All such exchange operations are authorized in accordance with the regulations of the Bank of Spain and some require specific government authorization.

         Other Risks of Foreign Investments. As in the case of all foreign investments, the Fund's investments in Spanish and Portuguese securities could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

         Role of Banks in Capital Markets. As is the case in other continental European jurisdictions, Spanish commercial banking laws permit commercial banks to act, either directly or indirectly, as investment bankers, underwriters, investment fund managers and investment advisers. Moreover, they may, directly or indirectly, also provide other financial services such as mortgage lending and installment financing. Lastly, they may, and frequently do, maintain long-term equity participations in industrial or financial enterprises, including enterprises whose voting and other equity securities may be publicly traded and/or listed on a Spanish securities exchange.

         Common Stocks. The Fund may invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. An investment in common stock entails greater risk of becoming valueless than does an investment in fixed-income securities. Despite the risk of price volatility, however, common stock also offers the greatest potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

         Investment Company Securities. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act. Investment companies incur certain expenses such as management, custodian, and transfer agency fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

         Debt Securities, In General. The Fund may invest in investment-grade fixed-income instruments rated in the four highest rating categories by S&P or Moody's, or, if unrated, are determined to be of equivalent quality. High quality bonds (rated AAA or AA by S&P or Aaa or Aa by Moody's) characteristically have a strong capacity to pay interest and repay principal. Medium investment-grade bonds (rated A or BBB by S&P or A or Baa by Moody's) are defined as having adequate capacity to pay interest and repay principal. In addition, certain medium investment-grade bonds are considered to have
speculative  characteristics.   Investment  in  debt  securities  involves  both
interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer.

         Convertible Securities. The Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest are bonds, notes, debentures and preferred stocks, including fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both nonconvertible debt securities and equity securities. While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities generally entail less credit risk than the issuer's common stock. The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on the Fund's ability to achieve its investment objective.

         In selecting convertible securities for the Fund, the following factors, among others, will be considered by the Adviser: (1) the Adviser's evaluations of creditworthiness of the issuers of the securities; (2) the interest or dividend income generated by the securities; (3) the potential for capital appreciation of the securities and the underlying common stock; (4) the prices of the securities relative to the underlying common stocks; (5) the prices of the securities relative to other comparable securities; (6) whether the securities are entitled to the benefits of sinking funds or other protective conditions; (7) diversification of the Fund's portfolio as to issuers and industries; and (8) whether the securities are rated by Moody's and/or S&P and, if so, the ratings assigned.

         Zero Coupon Securities. The Fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their maturity value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their maturity value. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current cash distributions of interest.

         When-Issued Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

         Repurchase Agreements. As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements with selected banks and broker/dealers with respect to its U.S. dollar-denominated debt securities. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase them at a specified time and price. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delays and incur costs, including a decline in the value of the securities, before being able to sell the securities. The total amount of all repurchase agreements having a maturity greater than seven days, plus the total value of all securities held by the Fund which are not readily marketable, will be limited to 15% of the Fund's net assets. See "Unlisted and Illiquid Securities" below.

         Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

         Unlisted and Illiquid Securities. The Fund is permitted to invest up to 25% of its total assets in unlisted securities and in securities that are not readily marketable, a significant portion of which may be considered illiquid. Under current interpretations of the SEC's staff, the Fund is limited to investing 15% of its net assets in such securities to the extent they are deemed to be illiquid. Such unlisted securities may consist of both equity securities and debt securities, including convertible debt securities. There is no requirement to register the sale of securities with a government agency in Spain and there are no legal restrictions on resales of such securities, either as to length of time such securities must be held or manner of resale. However, there may be contractual restrictions on resale of such securities. The sale price of unlisted securities may be lower or higher than the Adviser's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of such securities than with respect to companies whose securities are traded on an exchange. Unlisted securities are more likely to be issued by emerging, small or family businesses and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies.

         Illiquid securities may have been acquired through private placements (transactions in which the securities acquired have not been registered with the SEC). These securities generally offer a higher return than more readily marketable securities, but carry the risk that the Fund may not be able to dispose of them at an advantageous time or price. Some restricted securities purchased by the Fund, however, may be considered liquid despite resale restrictions since they can be sold to other qualified institutional buyers under a rule of the SEC (Rule 144A). The absence of a trading market can make it difficult to ascertain a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. Upon approval from the Fund's Board of Directors, the Adviser may determine which Rule 144A securities will be considered liquid.

         Investing in Small Companies. There is typically less publicly available information concerning foreign and smaller companies than for domestic and larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. Some of the companies in which the Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel with varying degrees of experience.

         Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.

         Currently, under applicable Spanish law short sales of listed Spanish securities are prohibited. To the extent that such law changes to permit short sales, the Fund may engage in such transactions. In addition, to the extent that companies that have their shares listed on a Spanish exchange also have depository receipts for such shares listed on a non-Spanish exchange, such as the New York Stock Exchange, which permits short sales of such depository receipts, the Fund may engage in short sales of such depository receipts.

         When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other highly liquid securities, equivalent in value to the borrowed securities. The Fund will also be required to deposit similar collateral with its custodian to the extent necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding any payments received by the Fund on such security, the Fund may not receive any payments (including interest and dividends) on its collateral deposited with such broker-dealer.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. The Fund may also make short sales "against the box" without respect to such limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

         Indexed Securities. The Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). These securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, the change in the interest rate or value of the security at maturity may be some multiple of the change in the value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Fund will bear the market risk of the reference instrument.

         Synthetic Investments. Under certain circumstances, the Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, the Fund may invest in synthetic or derivative alternative investments ("Synthetic Investments") that are based upon or otherwise relate to the economic performance of the underlying securities. Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them. Accordingly, Synthetic Investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, but also to the creditworthiness and legal standing of the counterparties involved. In addition, Synthetic Investments typically are illiquid. As such, investments in these securities will be limited by the Fund's policy of investing in illiquid securities.

         Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all of the above are called "Strategic Transactions").

         Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

         Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

         Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for leveraging purposes. Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund's incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

         Additional Investment Information. The portfolio turnover rates for the Fund are listed under "Financial Highlights." The portfolio turnover rate for the Fund may be higher than the portfolio turnover rate for the predecessor to the Fund. It is anticipated that, under normal circumstances the portfolio turnover rate for the Fund will not exceed 100%. The Fund may periodically experience a high turnover rate (over 100%). Higher portfolio turnover involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may also result in the realization of greater net short-term or long-term capital gains. See "Dividends and Taxes" in the Statement of Additional Information.

         The Fund has adopted certain fundamental policies which are described in the Statement of Additional Information and cannot be changed without a vote of shareholders and which are designed to reduce the Fund's investment risk. Investment objectives and policies of the Fund that are not incorporated into any of the fundamental investment restrictions referred to above may be changed by the Board of Directors of the Fund without shareholder approval.

         As a matter of fundamental policy, the Fund may not borrow money except as permitted under Federal law; however, as a matter of nonfundamental policy, the Fund will not borrow in an amount not exceeding 5% of total assets except for temporary or emergency purposes and by engaging in reverse repurchase agreements or other investments or transactions which may be deemed to be borrowings.

         As a matter of fundamental policy, the Fund may not make loans except through the purchase of debt securities or through repurchase agreements.

         A complete description of these and other policies and restrictions is contained under "Investment Restrictions" in the Fund's Statement of Additional Information.

INVESTMENT MANAGER AND UNDERWRITER

         Investment Manager. The Fund retains the investment management firm of Scudder Kemper Investments, Inc., a Delaware corporation, to manage the Fund's daily investment and business affairs subject to the policies established by the Corporation's Board of Directors. The Directors have overall responsibility for the management of the Fund under Maryland law.

         Under the Investment Management Agreement with the Adviser, dated ______________, 1998, the Fund is responsible for all of its expenses, including fees and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's accounting agent; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; the expenses of and the fees for registering and qualifying securities for sale; the fees and expenses of Directors, officers and employees of the Corporation who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians.

         For its investment management services, the Fund pays the Adviser an investment management fee, payable monthly, at the annual rate of no more than 0.75% of the Fund's average daily net assets. The fee is graduated so that increases in the Fund's net assets may result in a lower fee. In addition, the fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the year ended November 30, 1997, the fee paid to the Adviser by the Fund under the previous investment management agreement was 1.00% of the Fund's average weekly net assets. This fee was payable monthly at a rate of 1/12 of 1.00% of the value of the Fund's average weekly net assets. During the same period, the Adviser paid BSN Gestion de Patrimonios, S.A., S.G.C. ("BSN Gestion") a monthly fee of 0.35% of the Fund's average weekly net assets for investment management services pursuant to a now terminated sub-advisory agreement between the Adviser and BSN Gestion.

         The Adviser is headquartered at 345 Park Avenue, New York, New York.

         Scudder Kemper Investments, Inc., an investment counsel firm, acts as investment adviser to the Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc. ("Scudder"), is one of the most experienced investment counsel firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, the Adviser's predecessor entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which the predecessor and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich made its subsidiary Zurich Kemper Investments, Inc., a part of the predecessor organization. The predecessor's name has been changed to Scudder Kemper Investments, Inc.

         Founded  in  1872,  Zurich  is  a  multinational,   public  corporation
organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

         On September __, 1998, the financial services businesses of Zurich (including Zurich's 70% interest in the Adviser) and the financial services businesses of B.A.T. Industries p.l.c. ("B.A.T.") formed a new global insurance and financial services group known as Zurich Financial Services. By way of a dual holding company structure, current Zurich shareholders own approximately 57% of the new organization, with the balance owned by B.A.T.'s shareholders.

         The expenses of the Fund, and of other investment companies investing in foreign securities, can be expected to be higher than for investment companies investing primarily in domestic securities since the costs of operation are higher, including custody and transaction costs for foreign securities and investment management fees.

         A Team Approach to Investing. The Fund is managed by a team of investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in the Adviser's offices across the United States and abroad. The Adviser believes its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources.

         The Growth Fund of Spain. Joan R. Gregory, lead Portfolio Manager since 1998, focuses on stock selection. She joined the Adviser in 1992 and has been involved with investment in global and international stocks since 1989. Nicholas Bratt, Portfolio Manager, directs the Fund's general investment strategies. Mr. Bratt has over 20 years of experience in worldwide investing and has been with the Adviser since 1976.

         Year 2000 Disclosure. Like other mutual funds and financial and business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by Scudder Kemper, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. Scudder Kemper has commenced a review of the Year 2000 Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally.

         Principal Underwriter. Pursuant to an underwriting and distribution services agreement (the "distribution agreement") with the Corporation, Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, a subsidiary of the Adviser, is the principal underwriter and distributor of the Fund's shares and acts as agent of the Fund in the sale of its shares. KDI bears all of its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. KDI provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. KDI bears the cost of qualifying and maintaining the qualification of Fund shares for sale under the securities laws of the various states and the Fund bears the expense of registering its shares with the SEC. KDI may enter into related selling group agreements with various broker-dealers, including affiliates of KDI, that provide distribution services to investors. KDI also may provide some of the distribution services.

         Class A Shares. KDI receives no compensation from the Fund as principal underwriter for Class A shares and pays all expenses of distribution of the Fund's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays out a portion of this sales charge or allows concessions or discounts to firms for the sale of the Fund's Class A shares.

         Rule 12b-1 Plans. Separate distribution plans have been adopted for the Fund's Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act (each a "Plan"). Each Plan provides for fees payable as an expense of the Class B shares or the Class C shares, as applicable, that are used by KDI to pay for distribution services for that class. The Plans are approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares.

         If a Plan for a class is terminated in accordance with its terms, the obligation of the Fund to make payments to KDI pursuant to such Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse KDI for its expenses incurred. (See "Principal Underwriter" for more information.)

         Class B Shares. For its services under the Class B Plan, KDI receives a fee from the Fund, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares-Contingent Deferred Sales Charge-Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

         Class C Shares. For its services under the Class C Plan, KDI receives a fee from the Fund, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares-Contingent Deferred Sales Charges-Class C Shares".

Administrative Services. KDI also provides information and administrative services for shareholders of the Fund pursuant to an administrative services agreement with the Corporation (the "administrative agreement"). KDI may enter into related arrangements with various financial services firms, such as broker-dealer firms or banks ("firms"), that provide services and facilities for their customers or clients who are shareholders of the Fund. Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. KDI bears all of its expenses of providing services pursuant to the administrative agreement, including the payment of any service fees. For services under the administrative agreements, the Fund pays KDI a fee, payable monthly, at the annual rate of up to 0.25% of average daily net assets of each of Class A, B and C shares of the Fund. KDI then pays each firm a service fee at an annual rate of up to 0.25% of net assets of each of Class A, B and C shares maintained and serviced by the firm. Firms to which service fees are paid may include affiliates of KDI.

         Class A Shares. For Class A shares, a firm becomes eligible for the service fee based upon assets in the Fund accounts maintained and serviced by the firm commencing in the month following the month of purchase and the fee continues until terminated by KDI or the Fund. The fees are calculated monthly and paid quarterly.

         Class B and Class C Shares. KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of Class B and Class C shares of the Fund. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of average daily net assets attributable to each of Class B and Class C shares maintained and serviced by the firm during such period. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or the Fund.

         KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreements not paid to firms to compensate itself for administrative functions performed for the Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which there is a firm listed on the Fund's records and it is intended that KDI will pay all of the administrative services fee that it receives from the Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which there is a firm of record. In addition, KDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

         Custodian, Transfer Agent and Shareholder Service Agent. [To be determined], as custodian, has custody of all securities and cash of the Fund. Pursuant to a services agreement with the Fund, Kemper Service Company, a subsidiary of the Adviser, serves as "Shareholder Service Agent" of the Fund and, as such, performs all of the duties as transfer agent and dividend-paying agent. For a description of transfer agent and shareholder service agent fees payable to Kemper Service Company and the Shareholder Service Agent, see "Investment Manager and Underwriter" in the Statement of Additional Information.

         Fund Accounting Agent. Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Adviser, computes net asset value for the Fund. The Fund pays Scudder Fund Accounting Corporation an annual fee.

         Portfolio Transactions. The Adviser places all orders for purchases and sales of the Fund's securities. Subject to seeking best execution of orders, it may consider sales of shares of the Fund and other funds managed by the Adviser or its affiliates as a factor in selecting broker-dealers. See "Portfolio Transactions" in the Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends  and  Other  Distributions.   The  Fund  normally  distributes  annual
dividends of net investment income, and any net realized short-term and long-term capital gains at least annually. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, on or prior to December 31.

         The Fund may make the election permitted under Section 853 of the Code. If this election is made, shareholders may be able to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. Additional distributions may be made at a later date, if necessary.

         Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of the Fund. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested in the shareholder's account.

         Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

         Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

         (1) To receive dividends from income and short-term capital gain in cash and net capital gain dividends in shares of the same class at net asset value; or

         (2) To receive income and capital gain dividends in cash.

         Any dividends of the Fund that are reinvested normally will be reinvested in shares of the same class of the Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of the Fund invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special Features-Class A Shares-Combined Purchases" for a list of such other Kemper Funds. To use this privilege of investing dividends of the Fund in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of the same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

         U.S. Federal Income Taxes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, generally will not be liable for federal income taxes to the extent its earnings are distributed. To so qualify, the Fund must satisfy certain income, asset diversification and distribution requirements annually. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and properly designated net capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shares have been held and whether received in cash or shares. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared. A portion of the dividends paid by the Fund may qualify for the dividends received deduction available to corporate shareholders.

         A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. Thus, investors should consider the tax implications of buying shares just prior to a dividend. The price of shares purchased at that time includes the amount of the forthcoming dividend, which nevertheless will be taxable to them.

         A sale or exchange of shares is a taxable event that may result in gain or loss that will be a capital gain or loss if held by the shareholder as a capital asset, and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Further information relating to tax consequences is contained in the Statement of Additional Information. Shareholders of the Fund may be subject to state, local and foreign taxes on Fund distributions and dispositions of fund shares. Shareholders should consult their own tax advisors regarding the particular tax consequences of an investment in the Fund. The Fund is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Any amounts so withheld are not an additional tax, and may be applied against the affected shareholder's U.S. federal income tax liability.

         The Fund's investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of the Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. The Fund may make the election permitted under Section 853 of the Code. If this election is made, shareholders may be able to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries.

         After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving reinvestment of dividends and periodic investment and redemption programs. Information for income tax purposes, including, when appropriate, information regarding any foreign taxes and credits, will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

         When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account.

         Spanish Taxes. The following description of certain Spanish tax matters represents the opinion of the Fund's Spanish counsel based upon current law and interpretations thereof. No advance rulings have been obtained from the Spanish tax authorities and an opinion of counsel is not binding on the Spanish tax authorities. No assurance can be given that applicable tax laws and interpretations thereof will not change in the future.

         Neither the Fund nor the Fund's shareholders, solely by reason of being shareholders of the Fund, will be treated as residents of Spain or as carrying on a business in Spain. No Spanish tax, other than tax on dividends, interest, and capital gains as discussed below, will be applicable to the Fund or the Fund's shareholders, other than shareholders who are residents of Spain or who are subject to tax in Spain for reasons other than their status as shareholders of the Fund.

         Under Spanish law, dividends and interest income paid by Spanish resident entities to holders of shares or securities who are non-residents of Spain are subject to income tax withheld at source at a rate of 25% on the gross amount of the income. However, under the Convention for the Avoidance of Double Taxation signed by Spain and the United States on February 22, 1990 (the "Convention"), a holder of shares that is resident of the United States for purposes of the Convention (and who does not have a fixed base in Spain from which such holder performs or has performed independent personal services and whose holding is not effectively connected with a permanent establishment in Spain through which such holder carries on or has carried on a business) (a "United States resident") who obtains dividends from a Spanish resident entity generally is subject to the Convention's reduced rate of 15% of the gross amount of income. If the United States resident is a corporation and owns at least 25% of the voting stock of the Spanish resident entity, tax will be levied at a 10% rate. Also under the Convention, a United States resident that receives interest from a Spanish resident entity is subject to the Convention reduced rate of 10% of the gross amount of income.

         If the normal 25% rate is initially applied to a United States resident, a refund for the amount withheld in excess of the Convention-reduced rates can generally be obtained, subject to applicable procedures.

         Under Spanish law, capital gains derived from the disposal of shares or securities issued by Spanish resident entities are considered to be Spanish sourced income subject to income tax at a 35% rate. However, by virtue of the Convention, no Spanish tax would be levied on capital gains upon the disposal of shares or securities issued by Spanish resident entities by a United States resident, provided that such United States resident has not maintained a direct or indirect holding of 25% or more of the share capital of the Spanish resident entity during the twelve months preceding the disposition of the securities.

         Capital borrowed by the State of Spain or its autonomous entities is deemed Public Debt under Spanish Law. Interest paid on Public Debt to non-residents of Spain who are not acting through a permanent establishment in Spain is generally exempt from taxation in Spain. In addition, capital gains realized by non-residents not acting through a permanent establishment in Spain on the sale or disposition of Public Debt is generally exempt from taxation in Spain.

         Under Spanish law, transfers of shares are exempt from the stamp duty, value added tax, and transfer tax. However, the transfer tax exemption will not apply and the transfer of shares will be subject to transfer tax when (i) at least 50% of the total assets of the company whose shares are transferred consist of real estate located in Spain, and (ii) as a result of the transfer, the acquiror obtains a control position over the company.

         Generally, the Spanish taxes described above will be imposed on, and paid by, the Fund (and not its shareholders). Under U.S. tax law, the Fund may be able to pass through to its shareholders a credit for such taxes.

         Portuguese Taxes. The following description of certain Portuguese tax matters represents the opinion of the Fund's Portuguese tax counsel based upon current law and interpretations thereof. No advance ruling has been obtained from the Portuguese tax authorities and an opinion of counsel is not binding on the Portuguese tax authorities. No assurance can be given that applicable tax laws and interpretation thereof will not change in the future.

         Neither the Fund nor the Fund's shareholders, solely by reason of being shareholders of the Fund, will be treated as residents of Portugal or as carrying on a business in Portugal. No Portuguese tax other than those described below, will apply to the Fund or its shareholders, other than shareholders who are residents of Portugal or who are subject to tax in Portugal for reasons other than their status as shareholders of the Fund.

         The tax regime applicable to Portuguese income obtained by the Fund is provided by (i) the Portuguese Corporate Income Tax Code; (ii) the Portuguese Gift and Inheritance Tax Code; and (iii) the Treaty for the avoidance of Double Taxation and Prevention of Fiscal Evasion signed by Portugal and the United States on September 6, 1994 and in force since January 1996 (the "Treaty").

         Under Portuguese law, dividends paid by Portuguese entities to holders of shares who are non-residents of Portugal are subject to income tax withheld at the source at the general rate of 25% on the gross amount of income. In addition a further withholding of substitute gift and inheritance tax at the rate of 5% is levied. However, according to the provisions of the Portuguese
Statute of Fiscal Incentives, 50% of the gross income or dividends paid on shares listed on the Lisbon Stock Exchange is exempt from withholding tax, resulting in an effective tax rate of 12.5%. Further, under the Treaty, the rate of withholding tax on dividends will not exceed 15%, and the rate of withholding with respect to the substitute gift and inheritance tax on dividends distributed to a United States resident will not exceed 5%.

         However, if a United States resident for purposes of the Treaty owns 25% or more of the share capital of a Portuguese resident company, the rate applicable under the Treaty is:

 (a)      for dividends paid until December 31, 1999, a rate of 10%;

 (b) after December 31, 1999, the same rate applicable to the dividends of a similar nature paid to residents of European Union member States, provided that in no event shall the applicable rate be lower than 5%.

         Interest payments to non-residents of Portugal are subject to a general 20% withholding tax rate. However, the Treaty provides a reduction to a 10% rate for United States residents.

         The limitation of Portuguese tax provided by the Treaty can be obtained either through the refund system or through the reduction at the source, subject to applicable procedures.

         Capital gains derived by a corporate non-resident holder, such as the Fund, from the disposal of shares or securities issued by Portuguese resident entities are not subject to Portuguese capital gains tax unless such gains are effectively connected with a permanent establishment in Portugal. As noted above, neither the Fund nor the Fund's shareholders, solely by reason of being shareholders of the Fund, will be treated either as residents of Portugal or as carrying on a business in Portugal.

         Interest paid on treasury securities issued by the Portuguese government and designated as Public Debt Securities by the Ministry of Finance and held by entities that do not have a residence, place of administration or permanent establishment in Portugal is generally exempt from taxation in Portugal. In addition, capital gains realized on the sale or disposition of such Public Debt Securities by the Fund (as an entity that does not have a residence, place of administration or permanent establishment in Portugal) are generally exempt from Portuguese taxation.

         Generally, the Portuguese taxes described above will be imposed upon, and paid by the Fund (and not its shareholders). Under U.S. tax law, the Fund may be able to pass through to its shareholders a credit for such taxes.

         No Portuguese transfer or stamp tax shall be due upon the transfer of portfolio securities, except for a 4% stamp duty on brokerage fees, bank settlement fees and commissions, if any, paid on the transfer of securities.

         Qualification for Spanish and Portuguese Treaty Benefits. The Fund has qualified for treatment as a "United States resident" under the Convention and the Treaty.

NET ASSET VALUE

         The net asset value per share of the Fund is the value of one share and is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of the Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays:
New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Portfolio securities for which market quotations are readily available are generally valued at market value. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

PURCHASE OF SHARES

         Alternative Purchase Arrangements. Class A shares of the Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. Upon the redemption or exchange of any class of shares held less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders, with limited exception (see "Redemption or Repurchase of Shares-Redemption Fee" below). When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

         The primary distinctions among the classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                                Annual 12b-1 Fees
                                                            (as a % of average daily
                                  Sales Charge                     net assets)                   Other Information
                                  ------------                     -----------                   -----------------
          Class A       Maximum initial sales charge of               None              Initial sales charge waived or
                        5.75% of the public offering                                    reduced for certain purchases
                        price
          Class B       Maximum contingent deferred                   0.75%             Shares convert to Class A shares
                        sales charge of 4% of redemption                                six years after issuance
                        proceeds; declines to zero after
                        six years
          Class C       Contingent deferred sales charge              0.75%             No conversion feature
                        of 1% of redemption proceeds for
                        redemptions made during first
                        year after purchase

         The minimum initial investment for each class of the Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

         Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond value of 2% or more of the certificate value is normally required).

         Initial Sales Charge Alternative-Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                                  Sales Charge
                                                                 As a                 as a             Allowed to Dealers
                                                            Percentage of         Percentage of             as a
      Amount of Purchase                                    Offering Price      Net Asset Value*   Percentage of Offering Price
      ------------------                                    --------------      ----------------   ----------------------------
      Less than $50,000.................................        5.75%                 6.10%                 5.20%
      $50,000 but less than $100,000....................         4.50                 4.71                  4.00
      $100,000 but less than $250,000...................         3.50                 3.63                  3.00
      $250,000 but less than $500,000...................         2.60                 2.67                  2.25
      $500,000 but less than $1 million.................         2.00                 2.04                  1.75
      $1 million and over...............................         0.00**               0.00**                  ***

-------------------
  *      Rounded to the nearest one-hundredth percent.
 **      Redemption of shares may be subject to a contingent
         deferred sales charge as discussed below.
***      Commission is payable by KDI as discussed below.


         The Fund receives the entire net asset value of all its shares sold. KDI, the Fund's principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may re-allow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933, as amended.

         Class A shares of the Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in the Fund or other Kemper Funds listed under "Special Features-Class A Shares-Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares-contingent Deferred Sales Charge-Large Order NAV Purchase Privilege."

         KDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount record keeping system made available through Kemper Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in the Fund and other Kemper Funds listed under "Special Features-Class A Shares-Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is also applicable.

         As of February 1, 1996, Class A shares of the Fund or any other Kemper Fund listed under "Special Features-Class A Shares-Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

         Class A shares of the Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

         Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of the Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families;
(b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families; (d) any trust, pension, profit-sharing or other benefit plan for only such persons; (e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (f) persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase the Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of the Fund may be sold at net asset value by certain investment advisers registered under the 1940 Act and other financial services firms, acting solely as agents for their clients, that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment adviser or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The Fund may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

         The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-  sharing or other employee  benefit plan whether or not qualified  under
Section  401  of  the  Code;  or  other   organized  group  of  persons  whether
incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

         Deferred Sales Charge Alternative-Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares-Contingent Deferred Sales Charge-Class B Shares."

         KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

         Class B shares of the Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when the shares have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

         Purchase of Class C Shares. The public offering price of the Class C shares of the Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares-Contingent Deferred Sales Charge-Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

         Which Arrangement is Best for You? The decision as to which class of shares provides the most suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent will be invested instead in Class A shares at net asset value where the combined subaccount value in the Fund or other Kemper Funds listed under "Special Features-Class A Shares-Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell.

         General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

         KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Kemper Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

         Orders for the purchase of shares of the Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received in good order by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

         Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing. including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Fund through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.

         The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period. Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

REDEMPTION OR REPURCHASE OF SHARES

General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem such shares by sending a written request with signatures guaranteed to Kemper Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

         The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Except with respect to redemptions effected in-kind pursuant to the Fund's redemption policy set forth below under "Redemption in Kind," payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. Upon the redemption or exchange of any class of shares held less than one year, with limited exception, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders (see "Redemption Fee" below). The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may also be subject to a contingent deferred sales charge (see "Purchase of Shares-Initial Sales Charge Alternative-Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge-Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge-Class C Shares" below).

         Because of the high cost of maintaining small accounts, the Fund may assess a quarterly fee of $9 on any account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.

         Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

         Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through

EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

         Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which the Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

         Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of a class of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day, subject to the Fund's redemption policy set forth below under "Redemption in Kind." Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time.

Contingent  Deferred  Sales  Charge-Large  Order  NAV  Purchase   Privilege.   A
contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge-Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

                                                             Contingent Deferred
Year of Redemption After Purchase                                Sales Charge
---------------------------------                            -------------------
First............................................................      4%

Second...........................................................      3%
Third............................................................      3%
Fourth...........................................................      2%
Fifth............................................................      2%
Sixth............................................................      1%

         The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features-Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service
Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge-Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features-Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent, and (g) for redemption of shares by an employer sponsored employee benefit plan that (i) offers funds in addition to Kemper Funds (i.e., "multi-manager"), and (ii) whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly.

Contingent Deferred Sales Charge-General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

         The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in December, 1996 will be eligible for the second year's charge if redeemed on or after December 1, 1997. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Redemption Fee. Upon the redemption or exchange of any class of shares held for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The fee is waived for all shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and other pension, profit-sharing and employee benefit plans. However, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to any IRA or SEP-IRA accounts. This fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its subsidiaries, and does not benefit the Adviser in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.

         The fee applies to redemptions from the Fund and exchanges to other Kemper Funds, but not to dividend or capital gains distributions which have been automatically reinvested in the Fund. The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased. In the event that a shareholder has acquired shares of the Fund in connection with the Fund's acquisition of the assets of or merger or consolidation with another investment company (an "acquired fund"), the shareholder will generally be permitted to add the period he or she held shares of the acquired fund to the time he or she has held Class A shares of the Fund in determining the applicability of the redemption fee. In such a case, the shareholder bears the burden of demonstrating to the Fund the period of ownership of the acquired fund. See "Purchase and Redemption of Shares-Special Redemption and Exchange Information" in the Fund's Statement of Additional Information for a more detailed description of the redemption fee.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of the Fund or any other Kemper Fund listed under "Special Features-Class A Shares-Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of the Fund or of the other listed Kemper Funds. A shareholder of the Fund or other Kemper Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares-Initial Sales Charge Alternative-Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in the same class of shares as the case may be, of the Fund or of other Kemper Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge schedule. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of the Fund or of the other Kemper Funds listed under "Special Features-Class A Shares-Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Funds available for sale in the shareholder's state of residence as listed under "Special Features-Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of the Fund, the reinvestment in shares of the Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

Redemption in Kind. The Fund has adopted the following redemption policy to avoid the imposition of adverse tax consequences on remaining shareholders caused by certain large-scale redemptions, as would be the case if the Fund's policy were to pay the proceeds of all redemptions in cash. In conformity with Rule 18f-1 under the 1940 Act, it is the Fund's policy to redeem its shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. The Fund will satisfy redemption requests in excess of such amount by distributing portfolio securities in lieu of cash. Any securities distributed in-kind would be valued in accordance with the Fund's policies used to determine net asset value, and would be selected pursuant to procedures adopted by the Board of Directors to ensure that such redemptions are effected in a manner that is fair and equitable to all shareholders. Shareholders who receive portfolio securities in redemption of Fund shares will be required to make arrangements for the transfer of custody of such securities to the shareholder's account and must communicate relevant custody information to the Fund prior to the effectiveness of a redemption request. Otherwise, it will be assumed that the shareholder has elected to appoint _______________, the Fund's custodian, to establish a custodial account for the shareholder and to authorize ____________, as liquidating agent, to effect the liquidation of the shareholder's in-kind redemption proceeds. As discussed below, a redeeming shareholder will bear all costs associated with the distribution of in-kind redemption proceeds and the costs of liquidating such proceeds. The cash proceeds of this redemption, net of applicable account and transaction fees and charges, would then be distributed to the shareholder. Such an account would be an account of the shareholder, and not of the Fund, and the establishment of the account and subsequent liquidation of the in-kind redemption proceeds would be at the expense and risk of the shareholder. Shareholders receiving securities and selling them could receive less than the redemption value of such securities and would also incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash.

         Redeeming shareholders who choose to retain the portfolio securities received in an in-kind redemption will bear any costs of delivery and transfer of such securities (generally, certain transfer taxes and custodial expenses), and such costs will be deducted from their redemption proceeds. Redeeming shareholders who request that their portfolio securities be liquidated for cash after such securities are received will also bear the additional cost associated with the liquidation (generally, custodial expenses, brokerage commissions, and any other transaction expenses), as well as investment risk that the market value of the portfolio securities will have changed subsequent to the receipt of such securities. The actual per share expenses for redeeming shareholders of effecting an in-kind redemption and of any subsequent liquidation of portfolio securities received will depend on a number of factors, including the number of shares redeemed, the Fund's portfolio composition at the time and market conditions prevailing during the liquidation process. The Fund gives no assurances of such expenses, and shareholders whose redemptions are effected in-kind may bear expenses in excess of 1% of the net asset value of the shares of the Fund redeemed. These expenses are in addition to any applicable redemption fee or contingent deferred sales charge, as described above.

         The Fund has applied for an exemptive order from the SEC to permit in-kind redemption transactions to be effected with shareholders who may be deemed to be affiliated with the Fund because they own 5% or more of the Fund's outstanding voting securities. Shares of the Fund received by shareholders in exchange for shares of GSP originally purchased in GSP's initial public offering are not subject to being redeemed in-kind, contingent upon proof of such purchase by the shareholder.

         For more information about redemptions in kind, see "Purchase and Redemption of Shares--Redemption in Kind" in the Statement of Additional Information.

SPECIAL FEATURES

Class A Shares-Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Plus Growth Fund, Kemper Value Series, Inc., Kemper Quantitative Equity Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., Kemper U.S. Growth and Income Fund, Kemper Small Cap Relative Value Fund, Kemper-Dreman Financial Services Fund, Kemper Value Fund, Kemper Global Discovery Fund, and Kemper Classic Growth Fund ("Kemper Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Zurich YieldWise Money Fund, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Kemper Funds", (b) all classes of shares of any Kemper Fund and (c) the value of any other plan investment, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares-Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included in this privilege.

Class A Shares-Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the Fund being purchased, the value of all Class A shares of the above mentioned Kemper Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares-Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Funds in accordance with the provisions below. Upon the exchange of any class of shares held for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders (see "Redemption or Repurchase of Shares-Redemption Fee" above). Redemptions with respect to any one shareholder during any 90-day period in excess of the lesser of $250,000 or 1% of the net asset value at the beginning of the period are not eligible for the exchange privilege, and will be effected pursuant to the Fund's redemption policies described above under "Redemption in Kind."

Class A Shares. Class A shares of the Kemper Funds and shares of the Money Market Funds listed under "Special Features-Class A Shares-Combined Purchases" above may be exchanged for each other at their relative net asset values, subject to the redemption fee, if applicable. Shares of Money Market Funds and the Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

         Class A shares of the Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of calculating the contingent deferred sales charge.

Class B Shares. Class B shares of the Fund and Class B shares of any other Kemper Fund listed under "Special Features-Class A Shares-Combined Purchases" may be exchanged for each other at their relative net asset values, subject to the redemption fee, if applicable. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of calculating the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of the Fund and Class C shares of any other Kemper Fund listed under "Special Features-Class A Shares-Combined Purchases" may be exchanged for each other at their relative net asset values, subject to the redemption fee, if applicable. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.

General. Shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange through another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges of the Fund for shares of another Kemper Fund are subject to a 2% redemption fee if the shareholder has held the Fund shares for less than one year (see "Redemption or Repurchase of Shares-Redemption Fee"). Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to Kemper Service Company, Attention:
Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares-General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Kemper Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund, subject to the redemption fee, if applicable. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares-General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable amount of time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Bank Direct Deposit. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically (maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

         The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

         o         Traditional,   Roth  and  Education   Individual   Retirement
                   Accounts ("IRAs"). This includes Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

         o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

         o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

         Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Investors should consult with their own tax advisers before establishing a retirement plan.

PERFORMANCE

The Fund may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for Class A, Class B and Class C shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of the Fund.

         Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a particular class of the Fund's portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in the Fund during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if any such period has not yet elapsed, at the end of a shorter period corresponding to the life of the Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

         The Fund's performance may be compared to that of the Consumer Price Index or various unmanaged indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's Composite Stock Price 500 Index, the Russell 1000(R) Index, the Russell 1000(R) Growth Index, the Wilshire Large
Company Growth Index, the Wilshire 750 Mid Cap Company Growth Index, the Standard & Poor's/Barra Value Index, Standard & Poor's/Barra Growth Index, the Russell 1000(R) Value Index, the Europe/Australia/Far East Index, the BVL (Bolsa de Valores de Lisboa) Index, the Morgan Stanley Capital International World Index, the J.P. Morgan Global Traded Bond Index, and the Salomon Brothers World Government Bond Index. The performance of the Fund may also be compared to the performance of other mutual funds or mutual fund indices with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

         Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(TM) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Donoghue's Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

         The Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. The Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund. The relative performance of growth stocks versus value stocks may also be discussed.

         Because some or all of the Fund's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Fund's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Fund invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

         The Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. While the maximum sales charge is normally reflected in the Fund's Class A performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 4% during the first year to 0% after six years. Redemption of Class C shares within the first year after purchase may be subject to a 1% contingent deferred sales charge. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included.

         The Fund's returns and net asset value will fluctuate. Shares of a class of the Fund are redeemable by an investor at the class' then current net asset value, which may be more or less than original cost subject to a 2% redemption fee for redemption of shares held for less than one year. Redemption of Class A shares, Class B shares and Class C shares may be subject to a contingent deferred sales charge as described above. Additional information concerning the Fund's performance appears in the Statement of Additional Information. Additional information about the Fund's performance also appears in its Annual Report to Shareholders, which is available without charge from the Fund.

FUND ORGANIZATION AND CAPITAL STRUCTURE

The Fund is a series of the Corporation, an open-end management investment company registered under the 1940 Act. The Corporation was organized as a corporation under the laws of Maryland on October 2, 1997.

         The Corporation may issue an indefinite amount of shares of capital stock, all having $.001 par value, which may be divided by the Board of Directors into classes of shares. 100,000,000 shares have been classified for each of the Corporation's six series. Currently, each series offers three classes of shares. These are Class A, Class B and Class C shares. The Board of Directors may authorize the issuance of additional classes and additional series or Funds if deemed desirable, each with its own investment objectives, policies and restrictions. Since the Corporation may offer multiple Funds, each is known as a "series company." Shares of a Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each such class' Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund.

Shares of each Fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. Each Fund's activities are supervised by the Corporation's Board of Directors. The Corporation is not required to hold and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies or approving an investment management contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.

         The Growth Fund of Spain, Inc. ("GSP"), the predecessor of the Fund, commenced investment operations in 1990 as a closed-end management investment company organized as a Maryland corporation. At a meeting of the shareholders of GSP held October 28, 1998, the shareholders voted to approve the conversion of the Fund to an open-end investment company and the reorganization of GSP as a new series of the Company. Pursuant to the reorganization agreement between GSP and the Company, GSP transferred all of its assets to the Fund in exchange for Class A shares of the Fund and the assumption by the Fund of the liabilities of GSP. GSP then distributed the Class A shares of the Fund received in the reorganization to its shareholders and subsequently terminated.

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.

                              Subject to Completion

    Preliminary Statement of Additional Information dated September 11, 1998

                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                                    __, 1998

                            The Growth Fund of Spain
               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048

         This Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for the Fund listed above (the "Fund"), a series of Kemper Global/International Series, Inc. (the "Corporation"), an open-end management investment company. It should be read in conjunction with the combined prospectus of the Fund dated __, 1998. A prospectus may be obtained without charge from the Fund. The Fund is the successor entity to The Growth Fund of Spain, Inc.

                                    ---------


                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----
INVESTMENT RESTRICTIONS......................................................2
INVESTMENT POLICIES AND TECHNIQUES...........................................3
PORTFOLIO TRANSACTIONS......................................................16
INVESTMENT MANAGER AND UNDERWRITER..........................................17
PURCHASE AND REDEMPTION OF SHARES...........................................22
NET ASSET VALUE.............................................................24
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................25
PERFORMANCE.................................................................29
OFFICERS AND DIRECTORS......................................................33
SHAREHOLDER RIGHTS..........................................................35
FINANCIAL STATEMENTS........................................................36
ADDITIONAL INFORMATION......................................................36
APPENDIX A - RATINGS OF FIXED INCOME INVESTMENTS............................37
APPENDIX B - INFORMATION ABOUT SPAIN AND PORTUGAL...........................39



Scudder Kemper Investments, Inc. (the "Adviser") serves as the Fund's investment manager.

INVESTMENT RESTRICTIONS

The Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a majority of its outstanding voting shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). This means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

         As a matter of fundamental policy, the Fund will not:

         (a) make loans except to the extent that the purchase of portfolio securities consistent with the Fund's investment objective and policies or the acquisition of securities subject to repurchase agreements may be deemed to be loans;

         (b) borrow money or issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (c) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings or in connection with hedging and risk management strategies as described under "Investment Objective, Policies and Risk Factors" in the Prospectus;

         (d) invest in companies for the purpose of exercising control or participation in management;

         (e) make short sales of securities or maintain a short position in any security except as described under "Investment Objective, Policies and Risk Factors" in the Prospectus;

         (f) (i) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, (ii) purchase or sell commodities or commodity contracts except that the Fund may enter into foreign currency and stock index futures contracts and options thereon and may buy or sell forward currency contracts and options on foreign currencies, (iii) invest in interests in oil, gas, or other mineral exploration or development programs, except that it may purchase and sell securities of companies which deal in oil, gas or other mineral exploration or development programs, (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions as described under the heading "Investment Objective, Policies and Risk Factors" in the Prospectus, and (v) act as an underwriter of securities, except that the Fund may acquire securities in private placements in circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended; and

         (g) invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition, if more than 3% of the outstanding voting stock of any such investment company would be held by the Fund, if more than 5% of the total assets of the Fund would be invested in any such investment company, or if the Fund would own, in the aggregate, securities of investment companies representing more than 10% of its total assets.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond that specified limit resulting from a change in values or net assets will not be considered a violation.

         As a matter of nonfundamental policy, the Fund will not:

         (1) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

         (2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

         (3) purchase securities on margin, except (i) for margin deposits in connection with futures contracts, options or other permitted investments, and (ii) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

         (4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

         (5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit; and

         (6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).

INVESTMENT POLICIES AND TECHNIQUES

General. The Growth Fund of Spain seeks long-term capital appreciation by investing primarily in equity securities of Spanish companies. The Fund may also invest up to 35% of its total assets in the securities of non-Spanish companies, which investments may be concentrated in whole or in part in the equity securities of Portuguese companies.

         The Fund may engage in futures, options and other derivative transactions ("Strategic Transactions and Derivatives") in accordance with its investment objective and policies. The Fund intends to engage in such transactions if it appears to the Adviser to be advantageous for the Fund to do so in order to pursue its investment objective, to hedge against the effects of fluctuation in interest rates, and also to hedge against the effects of market risks, but not for leveraging purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below, along with information concerning other investment policies and techniques.

Foreign Securities, in General. The Fund is designed for investors who can accept currency and other forms of international investment risk. The Adviser believes that diversification of assets on an international basis decreases the degree to which events in any one country, including the U.S., will affect an investor's entire investment holdings. In certain periods since World War II, many leading foreign economies and foreign stock market indices have grown more rapidly than the U.S. economy and leading U.S. stock market indices, although there can be no assurance that this will be true in the future.

         Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions or bid-to-asked spreads on U.S. markets, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, or diplomatic developments which could affect United States investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Trading in securities on European securities exchanges is normally completed before the close of regular trading on the New York Stock Exchange (the "Exchange"). Trading on these foreign exchanges may not take place on a day on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange. Events materially affecting the value of the Fund's portfolio securities may occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated.

         See Appendix B for a detailed discussion of Spanish and Portuguese market and economic characteristics.

Depositary Receipts. The Fund may invest directly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts may be subject to foreign currency exchange rate risk.
Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Foreign Currencies. The Fund has foreign currency exposure. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase foreign currency, foreign currency futures contracts, and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Many Latin American and Asian currencies have experienced significant devaluation relative to the dollar. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

         Because the Fund normally will be invested in foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. The Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly.

Debt Securities. The Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") or, if unrated, judged to be of equivalent quality as determined by the Adviser. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. (See "Appendix A.")

Convertible Securities. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities, including fixed-income and zero coupon debt securities, which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

         The convertible securities in which the Fund may invest include fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

         Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs(TM)"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero Coupon Securities. The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS(TM)") and Certificate of Accrual on Treasuries ("CATS(TM)"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

         The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES").

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

When-Issued Securities. The Fund may, from time to time, purchase securities on a "when-issued" or "forward delivery" basis for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. At the time of settlement, the market value of the when-issued or forward delivery securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.

Warrants. Subject to nonfundamental investment policy (6), the Fund may invest in warrants, which are securities permitting, but not obligating, their holders to subscribe for other securities or commodities. The Fund may invest in warrants for debt securities or warrants for equity securities that are acquired as units with debt instruments. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered to be more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities and a warrant ceases to have value if it is not exercised prior to its expiration date. Consistent with the Fund's investment policies as described above, the Fund may retain in its portfolio any securities received upon the exercise of a warrant and may also retain in its portfolio any warrant acquired as a unit with a debt instrument if the warrant begins to trade separately from the related debt instrument.

Borrowing. The Fund may borrow to the maximum extent permitted under the 1940 Act; however, as a matter of nonfundamental policy, the Fund will not borrow in an amount exceeding 5% of the value of the total assets of the Fund except for temporary or emergency purposes and by engaging in reverse repurchase agreements or other investments or transactions which may be deemed to be borrowings. Such borrowings are not subject to the asset coverage restrictions set forth below. The 1940 Act required the Fund to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness" as those terms are defined and used in the 1940 Act. In addition, the Fund may not pay any cash dividends or make any cash distributions to shareholders if, after the distribution, there would be less than 300% asset coverage of a senior security representing indebtedness for borrowing (excluding for this purpose certain evidences of indebtedness made by a bank or other entity and privately arranged, and not intended to be publicly distributed). If, as a result of the foregoing restriction or otherwise, the Fund was unable to distribute at least 90% of its investment company taxable income in any year, it would lose its status as a regulated investment company for such year and become liable at the corporate level for U.S. federal income taxes on its income for such year. See "Dividends, Distributions and Taxes" in the Fund's prospectus.

Repurchase Agreements. The Fund may enter into repurchase agreements with respect to its U.S. dollar-denominated debt securities with member banks of the Federal Reserve System or with any domestic broker/dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Fund may purchase.

         A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund, together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Fund's custodian or in the Federal Reserve Book Entry system.

         For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation, subject to the repurchase agreement and is therefore subject to the Fund's investment restrictions applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for the loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Illiquid Securities. The Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," "not readily marketable," or "illiquid" restricted securities, i.e., which cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.

         The absence of a trading market can make it difficult to ascertain a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of illiquid securities.

         Generally speaking, restricted securities may be sold in the U.S. only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

Indexed Securities. The Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Synthetic Investments. In certain circumstances, the Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, the Fund may invest in synthetic or derivative alternative investments ("Synthetic Investments") that are based upon or otherwise relate to the economic performance of the underlying securities. Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them. Accordingly, Synthetic Investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, but also to the creditworthiness and legal standing of the counterparties involved. In addition, Synthetic Investments typically are illiquid.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of the fixed-income securities in the Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for leveraging purposes.

         Strategic Transactions, including derivative contracts have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic

Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing in illiquid securities.

         If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

         The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

         The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Adviser.

         The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

         Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

         OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

PORTFOLIO TRANSACTIONS

Brokerage

         Allocation of brokerage may be placed by the Adviser.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission (negotiable in the case of U.S. national securities exchange transactions) where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through its familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         The Fund's purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply market quotations to Scudder Fund Accounting Corporation for appraisal purposes or who supply research, market and statistical information to the Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction solely on account of the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

         In selecting among firms believed to meet the criteria for handling a particular transaction, the Adviser may give consideration to those firms that have sold or are selling shares of the Fund managed by the Adviser.

         Although certain research, market and statistical information from broker/dealers may be useful to the Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

         The Directors for the Fund review from time to time whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

         For the fiscal years ended November 30, 1997, 1996 and 1995, the Fund paid BSN Sociedad de Valores y Bolsa, an affiliate of the Fund's former sub-adviser, brokerage commission of $94,000, $251,000 and 324,000, respectively. Transactions in which the Fund used BSN Sociedad de Valores y
Bolsa as broker comprised 21.56% of the aggregate dollar amount involving payment of commissions, and 24.1% of the aggregate brokerage commissions paid by it during the fiscal year ended November 30, 1997.

         The Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective. Under normal investment conditions, it is anticipated that the Fund's portfolio turnover rate will not exceed 100%.

INVESTMENT MANAGER AND UNDERWRITER

Investment Manager. Scudder Kemper Investments, Inc. (the "Adviser"), an investment counsel firm, 345 Park Avenue, New York, New York, is the Fund's investment manager. This organization is one of the most experienced investment management firms in the United States. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Adviser's predecessor entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which the predecessor and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich made its subsidiary Zurich Kemper Investments, Inc., a part of the predecessor organization. The predecessor's name has been changed to Scudder Kemper Investments, Inc.

         Founded  in  1872,  Zurich  is  a  multinational,   public  corporation
organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

         On September __, 1998, the financial services business of Zurich (including Zurich's 70% interest in the Adviser) and the financial services businesses of B.A.T. Industries p.l.c. ("B.A.T.") formed a new global insurance and financial services group known as Zurich Financial Services. By way of a dual holding company structure, current Zurich Shareholders own approximately 57% of the new organization, with the balance owned by B.A.T.'s shareholders.

         Pursuant to the investment management agreement, the Adviser acts as the Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services and permits any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions. The investment management agreement provides that the Fund shall pay the charges and expenses of its operations, including the fees and expenses of the directors (except those who are affiliates of the Adviser), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value, taxes and membership dues. The Fund bears the expenses of registration of its shares with the SEC while Kemper Distributors, Inc. ("KDI"), as principal underwriter, pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states.

         The Adviser maintains a large research department, which conducts ongoing studies of the factors that affect the position of various industries, companies and individual securities. In this work, the Adviser utilizes certain reports and statistics from a wide variety of sources, including brokers and dealers who may execute portfolio transactions for the Fund and for clients of the Adviser, but conclusions are based primarily on investigations and critical analyses by its own research specialists.

         Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser. Investment decisions for the Fund and other clients are made with a view toward achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same date. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to the Fund.

         The  Investment  Management  Agreement  (the  "Agreement")  between the
Corporation, on behalf of the Fund, and the Adviser was approved by the Directors of the Corporation on ___________, 1998. The Agreement is dated ___________, 1998 and will continue in effect until _________, and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and by a majority vote either of the Fund's Directors or of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.

         Under the Agreement, the Adviser provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased for the portfolio of the Fund, what portfolio securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Fund's Articles of Incorporation and By-Laws, the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), and to the Fund's investment objective, policies and restrictions and subject, further, to such policies and instructions as the Directors of the Corporation may from time to time establish. The Adviser also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of the Fund.

         The Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Directors.

         The Adviser pays the compensation and expenses of all Directors, officers and executive employees of the Corporation affiliated with the Adviser and makes available, without expense to the Corporation, the services of such Directors, officers and employees of the Adviser as may duly be elected officers or Directors of the Corporation, subject to their individual consent to serve and to any limitations imposed by law, and provides the Corporation's office space and facilities.

         Under the Agreement the Fund is responsible for all of its other expenses including organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; the calculation of Net Asset Value; taxes and governmental fees; the fees and expenses of the transfer agent; the cost of preparing stock certificates and any other expenses including clerical expenses of issue, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of the Corporation who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors with respect thereto.

         The Agreement expressly provides that the Adviser shall not be required to pay a pricing agent of the Fund for portfolio pricing services, if any.

         In reviewing the terms of the Agreement and in discussions with the Adviser concerning such Agreement, the Directors of the Corporation who are not "interested persons" of the Corporation have been represented by Vedder, Price, Kaufman & Kammholz, as independent counsel at the Fund's expense.

         The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

         None of the officers or Directors of the Corporation may have dealings with the Corporation as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Corporation.

         Employees of the Adviser and certain of its subsidiaries are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

         For its services, the Fund pays the Adviser a fee, payable monthly, equal to an annual rate of 0.75% of the Fund's first $250 million of average daily net assets, 0.72% of the next $750 million of such net assets, 0.70% of the next $1.5 billion of such net assets, 0.68% of the next $2.5 billion of such net assets, 0.65% of the next $2.5 billion of such net assets, 0.64% of the next $2.5 billion of such net assets, 0.63% of the next $2.5 billion of such net assets, and 0.62% on such net assets in excess of $12.5 billion. For the fiscal years ended November 30, 1997, 1996 and 1995, the investment management fee payable to the Adviser for its services under the previous investment management agreement with the Fund amounted to $2,846,000, $2,374,000 and $2,139,000, respectively. During those periods, the Adviser paid BSN Gestion de Patrimonios, S.A., S.G.C. ("BSN Gestion") a monthly fee of 0.35% of the Fund's average weekly net assets for investment management services pursuant to a now terminated sub-advisory agreement between the Adviser and BSN Gestion.

         Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Adviser, computes net asset value for the Fund. The Fund pays Scudder Fund Accounting Corporation an annual fee of 0.065% on the first $150 million, 0.04% on the next $850 million, and 0.02% over $1 billion, plus holding charges and transaction fees for this service. The Fund is subject to a monthly minimum fee of $4,167. In addition, there is a 33% multiclass surcharge imposed on the annual fee for the Fund.

         The Adviser may serve as adviser to other funds with similar investment
objectives   and  policies  to  those  of  the  Fund  that  may  have  different distribution arrangements or expenses, which may affect performance.

Principal Underwriter. Pursuant to an underwriting and distribution services agreement ("distribution agreement"), Kemper Distributors, Inc., a subsidiary of the Adviser, is the principal underwriter and distributor for the shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. KDI bears all of its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

         The distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Directors of the Fund, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. The distribution agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by KDI upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of a majority of the Board of Directors, and a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the distribution agreement, the Fund's Rule 12b-1 distribution plans, or any other agreement related to the Fund's Rule 12b-1 distribution plans, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act.

Rule 12b-1 Plans. The Corporation has adopted on behalf of the Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to the Fund's Class B and Class C shares (each a "Plan"). Under each Plan, the Fund pays KDI a distribution fee, payable monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or

Class C shares. Under each Plan, KDI may compensate various financial services firms ("Firms") for sales of Fund shares and may pay other commissions, fees and concessions to such Firms. The distribution fee compensates KDI for expenses incurred in connection with activities primarily intended to result in the sale of the Fund's Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials.

         Among other things, each Plan provides that KDI will prepare reports for the Board on a quarterly basis for each class showing amounts paid to the various Firms and such other information as the Board may reasonably request. Each Plan will continue in effect indefinitely, provided that such continuance is approved at least annually by vote of a majority of the Board of Directors, and a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan ("Qualified Board Members"), cast at an in-person meeting called for such purpose, or by vote of at least a majority of the outstanding voting securities of the applicable class. Any material amendment to a Plan must be approved by vote of a majority of the Board of Directors, and of the Qualified Board Members. An amendment to a Plan to increase materially the amount to be paid to KDI by the Fund for distribution services with respect to the applicable class must be approved by a majority of the outstanding voting securities of that class. While each Plan is in effect, the selection and nomination of Directors who are not "interested persons" of the Corporation shall be committed to the discretion of the Directors who are not themselves "interested persons" of the Corporation. If a Plan is terminated (or not renewed) with respect to either class, the Plan with respect to the other class may continue in effect unless it also has been terminated (or not renewed).

         As of the date of this SAI, no payments had been made under the Plans with respect to the Fund.

Administrative Services. Administrative services are provided to the Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and the Fund, including the payment of service fees. For the services under the administrative agreement, the Fund pays KDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of Class A, B and C shares of the Fund.

         KDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, KDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares, commencing with the month after investment. With respect to Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid may include affiliates of KDI.

         KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which a firm provides administrative services listed on the Fund's records and it is intended that KDI will pay all the administrative services fee that it receives from the Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which there is a firm of record. The Board of Directors of the Fund, in its discretion, may approve basing the fee to KDI on all Fund assets in the future.

         Certain directors or officers of the Fund are also directors or officers of the Adviser or KDI, as indicated under "Officers and Directors."

Custodian, Transfer Agent and Shareholder Service Agent. [To be determined], as custodian has custody of all securities and cash of the Fund. Pursuant to a services agreement with the Fund, Kemper Service Company, a subsidiary of the Adviser, serves as "Shareholder Service Agent" of the Fund and, as such, performs all of the duties as transfer agent and dividend-paying agent. For a description of transfer agent and shareholder service agent fees payable to Kemper Service Company and the Shareholder Service Agent, see "Investment Manager and Underwriter" in the Statement of Additional Information.

Independent Auditors and Reports To Shareholders. The Fund's independent auditors, Ernst & Young LLP, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

PURCHASE AND REDEMPTION OF SHARES

As described in the prospectus, Fund shares are sold at their public offering price, which is the net asset value next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment for each class of the Fund is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. The Fund may waive the minimum for purchases by directors, officers or employees of the Fund or the Adviser and its affiliates. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

         Upon receipt by the Shareholder Service Agent of a request for redemption, shares of the Fund will be redeemed by the Fund at the applicable net asset value per share of the particular class of the Fund as described in the Fund's prospectus.

         Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B or Class C shares by certain classes of persons or through certain types of transactions as described in the prospectus are provided because of anticipated economies of scale in sales and sales-related efforts.

         The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

Redemption in Kind. Shareholders who receive Fund portfolio securities in lieu of cash in redemption of Fund shares pursuant to the Fund's policy on in-kind redemptions as set forth in the Prospectus have the option of either retaining the portfolio securities received in their own account or electing to have their in-kind proceeds liquidated for cash, all at the shareholders' expense and risk.

         In order to retain the portfolio securities distributed in-kind, a redeeming shareholder must establish cash and securities accounts on his or her behalf with a bank or broker in Spain and Portugal so that such bank or broker can re-register the portfolio securities received, and must provide such information to the Shareholder Service Agent at the time of the redemption request. Certain information for a U.S. bank or broker will also need to be provided so that such bank or broker can receive any American Depository Receipts constituting part of the portfolio securities to be retained by the shareholders.

         Shareholders who receive redemption proceeds in-kind and elect to have portfolio securities liquidated for cash will bear all of the expenses related to that transaction, which will be deducted before distribution of cash proceeds. ___________ (the "Liquidating Agent"), in its capacity as liquidating agent for shareholders who receive redemption proceeds in-kind and request liquidation of the portfolio securities received, will direct the liquidation of the portfolio securities. The Liquidating Agent will use its best efforts to cause the liquidation of the portfolio securities on a best execution basis and will pay the cash proceeds to the redeeming shareholder who requested liquidation following complete liquidation of the portfolio securities and accounting for expenses of the liquidation. The Liquidating Agent will receive no compensation for its services other than transactional expenses, including usual and customary brokerage commissions. The liquidation process will be undertaken in an attempt to prevent any destabilizing effect on the markets in which the Fund is invested and/or on the stock price of the portfolio securities. Redeeming shareholders who elect liquidation of the portfolio securities for cash will bear the risks associated with market fluctuations that may affect the price of the portfolio securities being liquidated. Accordingly, redeeming shareholders who elect liquidation of portfolio securities may realize cash equal to a lesser or greater amount than the total value of the portfolio securities received in redemption of their shares at the completion of the liquidation process.

         Shareholders who receive redemption proceeds in-kind and do not notify the Shareholder Service Agent otherwise will be deemed to have elected for their in-kind redemption proceeds to be liquidated for cash by the Liquidating Agent.

Special Redemption and Exchange Information. Shares of any class of the Fund held for less than one year are redeemable at a price equal to 98% of the then current net asset value per share, with limited exception. This 2% discount, referred to in the prospectus and this Statement of Additional Information as a redemption fee, directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its subsidiaries, and does not benefit the Adviser in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.

         This redemption fee will not be applied to (a) a redemption of shares held in certain retirement plans, including 401(k) plans, 403(b) plans, Keogh accounts, and other pension, profit-sharing and employee benefit plans (however, this fee waiver does not apply to IRA and SEP-IRA accounts), (b) a redemption of any shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund), or (d) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information. However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply.

         For this purpose and without regard to the shares actually redeemed, shares will be redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more: and third, purchased shares held for less than one year. Finally, if a shareholder enters into a transaction in Fund shares which, although it may technically be treated as a redemption and purchase for recordkeeping purposes, does not involve the termination of economic interest in the Fund, no redemption fee will apply and applicability of the redemption fee, if any, on any subsequent redemption or exchange will be determined by reference to the date the shares were originally purchased, and not the date of the transaction.

         The conversion of Class B shares of the Fund to Class A shares of the Fund may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service ("IRS") or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting "preferential dividends" under the Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

NET ASSET VALUE

The net asset value per share of the Fund is the value of one share and is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of the Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market, Inc. ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

         Debt securities are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

         An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the- counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

         If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         If, in the opinion of the Valuation Committee of the Corporation's Board of Directors, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the

Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends. The Fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount. (See "TAXES.")

         The Fund normally distributes annual dividends of net investment income. Any net realized short-term and long-term capital gains for the Fund are distributed at least annually. Income and capital gain dividends of the Fund are automatically reinvested in additional shares of the Fund, without a sales charge, unless the investor makes an election otherwise. Distributions of net capital gains realized during each fiscal year will be made at least annually before the end of the Fund's fiscal year on November 30. Additional distributions, including distributions of net short-term capital gains in excess of net long-term capital losses, may be made, if necessary.

         The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

         Dividends will be reinvested in shares of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Kemper Funds as provided in the prospectus.

Taxes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, generally will not be liable for federal income taxes to the extent its earnings are distributed. To so qualify, the Fund must satisfy certain income and asset diversification requirements, and must distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain).

         The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for each calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

         Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund.

         If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, The Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between a pro rata share of such gains owned and the individual tax credit.

         Distributions of investment company taxable income are taxable to shareholders as ordinary income.

         Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder Kemper fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

         A qualifying individual may make a deductible IRA contribution for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,050 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,050 and $50,000; $25,050 for a single individual, with a phase-out for adjusted gross income between $25,050 and $35,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

         Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

         Dividend and interest income received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors. The Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax return form and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes related primarily to investment income). The Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities as foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days. (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if the Fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

         The Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary loss to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to the Fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

         Equity options (including covered call options on portfolio stock) written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option and, in the case of an exercise of the option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or substantially identical security in the Fund's portfolio. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is short-term or long-term capital gain or loss depending on the holding period of the underlying security. The exercise of a put option written by the Fund is not a taxable transaction for the Fund.

         Many futures and forward contracts entered into by the Fund and all listed nonequity options written or purchased by the Fund (including covered call options written on debt securities and options purchased or written on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term, and on the last trading day of the Fund's fiscal year (and generally, on October 31 for purposes of the 4% excise tax), all outstanding
Section 1256 positions will be marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under
Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

         Positions of the Fund consisting of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the Fund.

         Positions of the Fund consisting of at least one position not governed by Section 1256 and at least one future, forward, or nonequity option contract which is governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

         Notwithstanding any of the foregoing, recent tax law changes may require the Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

         Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain futures, forward or options contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contracts and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         If the Fund holds zero coupon securities or other securities which are issued at a discount a portion of the difference between the issue price and the face value of such securities ("original issue discount") will be treated as income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund level. In addition, if the Fund invest in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such an event, properly designated dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of the accrued original issue discount, may be eligible for the deduction received by corporations.

         If the Fund acquires a debt instrument at a market discount, a portion of the gain recognized (if any) on disposition of such instrument may be treated as ordinary income.

         The Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

         A shareholder who redeems shares of the Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. A shareholder who has redeemed shares of the Fund or any other Kemper Mutual Fund listed in the prospectus under "Special Features-Class A Shares-Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of the Fund or in shares of the other Kemper Mutual Funds within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares-Reinvestment Privilege." If redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realizes a loss on the redemption or exchange of the Fund's shares and reinvests in shares of the Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of the Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

         Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

         Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

         Shareholders should consult their tax advisers about the application of the provisions of tax law in light of their particular tax situations.

PERFORMANCE

As described in the Prospectus, the Fund's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These measures of performance are described below. Performance information will be computed separately for each class. The Adviser has agreed to a reduction of its management fee for the Fund to the extent specified in the prospectus. See "Investment Manager and Underwriter." This fee reduction will improve the performance results of the Fund.

         Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio. The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for each class of the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the class' shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. Average annual return quotations will be determined to the nearest 1/100th of 1%. The redeemable value in the case of Class B shares or Class C shares include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the nth root (n representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. Average annual return calculated in accordance with this formula does not take into account any required payments for federal of state income taxes. Such quotations for Class B shares of the Fund for periods over six years will reflect conversion of such shares to Class A shares at the end of the sixth year. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated in a manner not consistent with the standard formula described above, without deducting the maximum sales charge or contingent deferred sales charge.

                  Average Annual Total Return = (ERV/P)^1/n - 1

Where:   P = a hypothetical initial investment of $1,000

         n = number of years

         ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

         Calculation of the Fund's total return is not subject to a standardized formula, except when calculated for the Fund's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of the Fund's Class B shares or Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for the Fund's Class A shares or the contingent deferred sales charge for Class B and Class C shares would be reduced if such charges were included.

         The Fund's yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((a-b)/cd + 1)] - 1]

Where:

     a = dividends and interest earned during the period, including amortization of market premium or accretion of market discount

     b = expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends

     d = the maximum offering price per share on the last day of the period

         The Fund's performance figures are based upon historical results and are not necessarily representative of future performance. The Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B and Class C shares are sold at net asset value. Redemption of the Fund's Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of the Fund's Class C shares may be subject to a 1% contingent deferred sales charge in the first year following the purchase. Returns and net asset value will fluctuate. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at the then current net asset value, which may be more or less than original cost.

         There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indices which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index are indices of common stocks which are considered to be generally representative of the U.S. stock market. The Financial Times/Standard & Poor's Actuaries World Index-Europe(TM) is a managed index that is generally representative of the equity securities of European markets. The foregoing indices are unmanaged. The net asset value and returns of the Fund will fluctuate.

         Investors may want to compare the performance of the Fund to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index(TM) for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

         Investors also may want to compare the performance of the Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

         Investors may want to compare the performance of the Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund Averages(R) (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

         On _____, 1998, The Growth Fund of Spain, Inc. ("GSP") was reorganized as an open-end series of the Corporation consisting of Class A, Class B, and Class C shares (the "Reorganization"). Prior to that date, GSP consisted of only one class of shares; the shares of GSP outstanding as of ______, 1998 were reclassified as Class A shares of the Fund. The performance figures shown below reflect the performance of the Fund prior to the Reorganization, restated to reflect the respective sales charges, fees and expenses of the Class A, B and C shares of the Fund. The performance figures have not been restated to reflect Rule 12b-1 fees, which are included only from the date of inception of the Fund's Rule 12b-1 plans on ________, 1998. The Rule 12b-1 fees applicable to the Class A, B and C shares of the Fund will affect subsequent performance.

         For purposes of the performance computations for the Fund, it is assumed that all dividends and capital gains distributions made by the Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment and, for Class B shares and Class C shares, the applicable CDSC imposed upon redemption of Class B shares or Class C shares held for the period is deducted.
Standardized Return quotations for the Fund do not take into account any applicable redemption fees or required payments for federal or state income taxes.

         The Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Initial sales charges, CDSCs and redemption fees are not taken into account in calculating Non-Standardized Return; a sales charge or redemption fee, if deducted, would reduce the return.

         The following tables summarize the calculation of Standardized and Non-Standardized Return for the Class A, Class B and Class C shares of the Fund based on performance information for the periods indicated.

                                              STANDARDIZED RETURN*
                               CLASS A            CLASS B            CLASS C

One year ended
  November 30, 1997            ______%            ______%            ______%

Five years ended
  November 30, 1997            ______%            ______%            ______%

Inception# to
  November 30, 1997##          ______%            ______%            ______%


                                            NON-STANDARDIZED RETURN**
                               CLASS A            CLASS B            CLASS C

One year ended
  November 30, 1997:           ______%            ______%            ______%

Five years ended
  November 30, 1997            ______%            ______%            ______%

Inception# to
  November 30, 1997##          ______%            ______%            ______%
-------------------------


* The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.
** The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.
# The inception date for The Growth Fund of Spain, Inc. (and, consequently, of the Class A shares of the Fund) was February 14, 1990. The Class B and C shares of the Fund had not commenced operations as of the date of this Statement of Additional Information.
## The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.


OFFICERS AND DIRECTORS

The officers and directors of the Corporation, their birth dates, their principal occupations and their affiliations, if any, with the Adviser, and KDI, the principal underwriter, are as follows:

         *DANIEL PIERCE, (3/18/34) Director and Chairman of the Board, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.

         *MARK S. CASADY (9/21/60) Director and President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.

         JAMES E. AKINS (10/15/26) Director, 2904 Garfield Terrace, N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly a career United States Foreign Service Officer, Energy Adviser for the White House and United States Ambassador to Saudi Arabia, 1973-76.

         ARTHUR R. GOTTSCHALK (2/13/25) Director, 10642 Brookridge Drive, Frankfort, Illinois, Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; Member, Illinois state Senator; Vice President, The Reuben H. Donnelley Corp.

         FREDERICK T. KELSEY (4/25/27) Director, 4010 Arbor Lane, Unit 102, Northfield, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Benchmark Funds, formerly, Trustee of the Pilot Fund.

         FRED B. RENWICK (2/1/30) Director, 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director, TIFF Industrial Program, Inc., Director, the Wartburg Home Foundation; Chairman Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly member of the Investment Committee of Atlanta University Board of Trustees; formerly Director of Board of Pensions, Evangelical Lutheran Church of America.

         JOHN B. TINGLEFF (5/4/35) Director, 2015 South Lake Shore Drive, Harbor Springs, Michigan; Retired; formerly, President, Tingleff & Associates
(management consulting firm); formerly, Senior Vice President, Continental Illinois National Bank & Trust Company.

         JOHN G. WEITHERS (8/8/33) Director, 311 Spring Lake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company, President of the Members of the Corporation and Trustee, DePaul University; Director, Systems Imagineering, Inc.

         *PHILIP J. COLLORA (11/15/45) Vice President and Secretary, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, Scudder Kemper Investments, Inc.

         *JOYCE E. CORNELL (3/26/44) Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.

         *DIEGO ESPINOSA (6/30/62) Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

         *JOHN R. HEBBLE (6/27/58) Treasurer, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

         *MAUREEN E. KANE (2/14/62) Assistant Secretary, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper Investments, Inc.; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

         *TARA C. KENNEY (10/7/60) Vice President, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper Investments, Inc.

         *THOMAS W. LITTAUER (4/26/55) Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.; formerly, Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services of an unaffiliated investment management firm from 1991 to 1996.

         *ANN M. McCREARY (11/6/56) Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper Investments, Inc.

         *CAROLINE PEARSON (4/1/62) Assistant Secretary, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.; formerly, Associate, Dechert Price & Rhoads (law firm) 1989 to 1997.

         *KATHRYN L. QUIRK (12/3/52) Director and Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper Investments, Inc.

         *SHERIDAN P. REILLY (2/27/52) Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

         *M. ISABEL SALTZMAN (12/22/54) Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

         *LINDA J. WONDRACK (9/12/64) Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

         *THOMAS F. McDONOUGH (1/20/47) Assistant Secretary, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

         *ELIZABETH C. WERTH (10/1/47) Assistant Secretary, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Scudder Kemper Investments, Inc.

---------

     *    Interested persons of the Corporation as defined in the 1940 Act.

Compensation of Officers and Directors

The Directors and Officers who are "interested persons" as designated above receive no compensation from the Fund. The table below shows amounts estimated to be paid to or accrued for those Directors who are not designated "interested persons" by the Corporation during the 1998 calendar year. The information in the last column is for calendar year 1997.


Name of Board Members                                                    Estimated Aggregate Compensation      Total Compensation
---------------------                                                    --------------------------------      ------------------
                                                                        From Kemper Global/ International       From Kemper Fund
                                                                                   Series, Inc.              Complex Paid to Board
                                                                                                                   Members(2)
James E. Akins......................................................                     $                          $106,300
Arthur R. Gottschalk(1).............................................                     $                          $121,100
Frederick T. Kelsey(1)..............................................                     $                          $111,300
Fred B. Renwick.....................................................                     $                          $106,300
John B. Tingleff....................................................                     $                          $106,300
John G. Weithers....................................................                     $                          $106,300
---------

(1) Includes deferred fees and interest thereon pursuant to deferred agreements with certain Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds-Zurich Money Market Fund.

(2) Includes compensation for service on the boards of 13 Kemper funds with 39 funds portfolios. Each Board Member currently serves as a board member of 15 Kemper Funds with 50 fund portfolios. Total compensation does not reflect amounts paid by Scudder Kemper Investment, Inc. to the board members regarding the combination of Scudder, Stevens & Clark, Inc. and Zurich Kemper Investment, Inc. Such amounts totaled $42,800, $40,100, $39,000, $42,900, $42,900 and $42,900 for Messrs. Akins,
         Gottschalk, Kelsey, Renwick, Tingleff, and Weithers, respectively.

         The Directors and Officers as a group owned less than 1% of the Fund's shares as of the date of this Statement of Additional Information.

SHAREHOLDER RIGHTS

The Fund's activities are supervised by the Corporation's Board of Directors. The Fund is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies or approving an investment advisory contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.

         Each director serves until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and qualification of a successor or until such director sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the directors.

         A majority of the Directors shall be present in person at any regular or special meeting of the Directors in order to constitute a quorum for the transaction of business at such meeting and, except as otherwise required by law, the act of a majority of the Directors present at any such meeting, at which a quorum is present, shall be the act of the Directors.

         Any matter shall be deemed to have been effectively acted upon with respect to the Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Corporation's Articles of Incorporation. As used in the Prospectuses and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Corporation's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Corporation's outstanding shares. The term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the portfolio.

         In the event of the liquidation or dissolution of the Corporation, shares of the Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a proportionate distribution, based upon the relative net assets of the Fund, of any general assets not attributable to the Fund that are available for distribution.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Corporation.

FINANCIAL STATEMENTS

         The financial statements appearing in the Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1997, and its Semiannual Report to Shareholders for the period ended May 31, 1998 are incorporated by reference herein. The financial statements appearing in the Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1997 have been incorporated by reference herein in reliance on the reports of Ernst & Young
LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Ernst & Young LLP is 233 South Wacker Drive, Chicago, Illinois 60606.

ADDITIONAL INFORMATION


Other Information

      The CUSIP number of the Class A shares of The Growth Fund of Spain is [ ]. The CUSIP number of the Class B shares of The Growth Fund of Spain is [ ]. The CUSIP number of the Class C shares of The Growth Fund of Spain is [ ].

The Fund has a fiscal year ending November 30.

         Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Adviser in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

         Portfolio securities of the Fund are held separately pursuant to a custodian agreement, by the Fund's custodian, [to be determined].

         The law firm of Dechert Price & Rhoads is counsel to the Fund.

         The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments, are available for inspection by the public at the SEC in Washington, D.C.

                APPENDIX A - RATINGS OF FIXED INCOME INVESTMENTS

                   Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                  Moody's Investors Service, Inc. Bond Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                APPENDIX B - INFORMATION ABOUT SPAIN AND PORTUGAL


                               I. KINGDOM OF SPAIN

Area and Population

         The Kingdom of Spain ("Spain") includes 50 provinces, 47 of which are situated on the mainland of the Iberian Peninsula, with the remaining three being the Baleares Islands and the two provinces of the Canary Islands. In addition, the cities of Ceuta and Melilla on the northern coast of Africa are part of the Spanish territory. The total land area is 504,782 sq. km. As of mid 1997, the population was 39.3 million. The major cities are Madrid, Barcelona, Valencia and Seville.

Government

         Spain is a democratic, constitutional monarchy. In 1975, the current monarch, Juan Carlos de Borbon, was proclaimed King of Spain. On December 6, 1978, a new Constitution was ratified by national referendum that provides for the existence of political parties, universal suffrage, parliamentary elections by secret and direct ballot every four years, and the existence of a Parliament with two legislative chambers -- the Congress of Deputies, with 350 members and the Senate with 248 members.

         The Constitution defines the authority of the executive, legislative and judicial powers. The King is commander-in-chief of the armed forces. He names the Prime Minister, who is the head of Government, after consulting the Congress of Deputies and Senate, and calls referenda to decide on major political issues. The Prime Minister is empowered to dissolve parliament and call elections and govern with the assistance of a Cabinet, which is collectively responsible to the Congress of Deputies.

         Members of the Congress of Deputies and the Senate serve four-year terms, barring dissolution, and elect their own presidents. Although each house can initiate legislation, the Congress of Deputies has the power of final approval on all legislation.

         The judicial system is headed by a Supreme Tribunal (Tribunal Supremo) which is responsible for the final determination of all civil and criminal cases brought on appeal from the lower courts. The lower courts consist of territorial courts, provincial courts, regional courts, courts of the first instance and municipal courts. There is also a Constitution Tribunal which has jurisdiction to resolve matters affecting constitutional issues.

         At the last election in March 1996, the  conservative  Partido  Popular
(PP) narrowly defeated the socialist Partido Socialista Obrero Espanol (PSOE) which had governed the country since 1982. However, the PP fell 20 seats short of a parliamentary majority. After some 57 days of negotiations, two conservative regional parties -- the Catalonian Convergencia i Unio (CiU), and the Basque Nationalist Party (PNV) -- agreed to support the PP but not to enter a coalition government. Jose Maria Aznar of the PP became the Prime minister.

International Organizations

         Spain is a member of the United Nations, the International Monetary Fund (IMF), the World Bank, the Organization for Economic Cooperation and
Development (OECD), the North Atlantic Treaty Organization (NATO), the World Trade Organization (WTO) and the European Union (EU).

The Economy

         After accession to the EU in 1985, foreign capital, particularly direct investment, poured into Spain attracted by its low labor costs relative to those in the core European countries. In the five years through 1990, GDP in Spain grew at an average annual rate of 5.0%, compared with an average of 3.3% for all of EU. Domestic demand surged, but since the structural reforms needed to improve supply conditions were slow to take place, bottlenecks arose and inflation began to surface. Spain became less competitive and GDP slowed to a rate of 0.7% in 1991 and a decline of 1.2% in 1992. The peseta came under speculative attack in the Exchange Rate Mechanism crises of 1992 and 1993. The peseta was devalued 15.6% against the dollar in 1992 and a further 19.4% in 1993. With the resulting improvement in competitiveness, the economy began to improve.

         Among the structural reforms to the Spanish economy was a reduction in state ownership of business. During the Socialist term in power, Seat, the car producer was sold to Volkswagen in 1986 and Enasa (trucks) to Iveco, a division of Fiat. Between 1989 and 1995, shares were floated in such profitable companies as Repsol, Endesa, the electrical utility, Argentaria, the banking group, and Telefonica. The state's share in these companies was reduced to 10%, 67%, 25% and 20% respectively. Among the plans of the newly elected center-right government is one in which they aim to sell off additional state shareholdings worth more than three trillion pesetas ($23.4 billion) by the year 2000.

         One of the most intractable structural problems in Spain is labor regulation, which has resulted in an official unemployment rate, currently at 11%, or roughly double the EU average. To a large extent the high unemployment rate is the result of rigid labor laws inherited from the Franco regime. Workers with permanent job contracts are protected by generous dismissal payments while new entrants have great difficulty in finding a new job because of the reluctance of employers to take on additional staff because of the very same generous dismissal payments. In spite of the introduction of fixed-term contracts in 1984 and the reforms of 1996 that have reduced the cost of overtime hours and encouraged part-time contracts, there had been no change in the legal severance provisions which are still among the highest of the OECD. Justified layoffs, for both collective and individual dismissals, require a minimum severance payment ranging from 20 days' wages per year of seniority to a maximum of 12 months. Unjustified dismissals carry with them 45 days' wages per year of seniority to a maximum of 42 months, in addition to which the firm must pay up to 60 days' retroactive wages during the appeals process.

Gross Domestic Product

         Gross Domestic Product (GDP) in Spain was approximately $581 billion dollars in 1996, ranking fifth among the fifteen nations in the European Economic Community. In terms of per capita income, however, it ranked fourth from the bottom, exceeding only Portugal, Greece and Turkey.

         The following table sets forth selected economic data relating to Spain for the indicated periods.

                             Selected Economic Data

                                                   1992         1993          1994          1995          1996          1997
GDP at current market prices
  (billion pesetas)                              59,105       60,953        64,789        69,761        73,572        77,786
% Change                                           7.6%         3.1%          6.3%          7.7%          5.5%          5.7%
GDP at 1990 prices
  (billion pesetas)                              51,635       51,016        52,098        53,546        54,708        56,672
% Change                                           0.7%        -1.2%          2.1%          2.8%          2.2%          3.6%
CPI (1990=100)                                    112.2        117.3         122.9         128.6         133.2        135.80
% Change                                           5.9%         4.5%          4.8%          4.6%          3.6%          2.0%
Industrial Production                              96.7         91.9          98.6         103.2         102.5        109.6%
% Change                                          -2.5%        -5.0%          7.3%          4.7%         -0.7%          6.9%
Unemployment Rate                                 18.5%        22.8%         24.1%         22.9%         22.2%         21.3%
General Gov. Deficit / GDP                        -3.6%        -6.8%         -6.3%         -6.6%          4.4%         -3.0%
General Gov. Debt / GDP                           48.3%        60.5%         63.0%         65.7%         69.6%         68.1%


                                       40

Current Account (mil. US$)                      -21,287       -5,767        -6,817         1,158         1,756          n.a.
Current Account/GDP                               -3.7%        -1.2%         -1.4%          0.2%          0.3%          n.a.
Population (millions)                              39.0         39.1          39.2          39.2          39.3          39.3
Average Exchange Rate                            102.38       127.26        133.96        124.69        126.66        146.41
GDP in US $ Billions                             $577.3       $479.0        $483.6        $559.5        $580.9       $531.30
GDP Per Capita                                  $14,770      $12,234       $12,335       $14,247       $14,772       $13,675

IMF, International Financial Statistics, April 1990. European Commission. 1977 Broad Economic Policy Guidelines, No. 64, 1997.

         Spain produces a wide range of agricultural products, both for domestic and export markets. Among them are rice, olive oil, wine, feed grains, vegetables and citrus fruits. In addition, Spain produces an array of forestry products, including wood for construction and furniture, cork, firewood and resins. Spain has significant deposits of metals and minerals, including iron ore, mercury, potash, uranium, tungsten, lead, zinc and pyrites. The main industries of Spain include iron and steel, aluminum, motor vehicles, electronic equipment and machinery, chemicals, metal products, coal mining and electricity generation. Tourism is one of the largest components of the service sector and a significant source of foreign exchange.

         The following table shows the changes in the distribution of GDP by type of activity between 1986 and 1996.


           Gross Domestic Product by Type of Activity
                                       Percent Distribution
                                             1986            1996
Agriculture, Hunt-
ing, Forestry, and
Fishing                                      5.6%            4.5%
Mining, Mfg & Gas                           29.2%           27.5%
Construction                                 6.5%            7.1%
Services                                    53.2%           55.2%
Adjustments                                  5.6%            5.7%
                                           100.0%          100.0%

OECD Quarterly National Accounts, 1997:4P226


Foreign Trade and Balance of Payments

         Since accession to EU in 1986, Spain's trade with other EU members has increased significantly as can be seen in the following table.

                          Geographic Breakdown of Trade

                                Exports                       Imports
                          1986           1996            1986            1996
Millions of US$         27,206        102,090          35,056         121,865
                                      Millions of US$
European Union          16,998         72,471          18,731          80,737
  Germany                3,192         14,836           5,288          18,038
  France                 4,879         20,534           4,113          21,748
  Italy                  2,168          8,929           2,564          11,625

  United Kingdom         2,400          8,676           2,711          10,090
  Portugal                 941          8,783             455           3,573
  Other EU               3,418         10,713           3,600          15,663
United States            2,517          4,297           3,445           7,720
Other                    7,691         25,322          12,880          33,408

IMF, Direction of Trade Statistics Yearbook, 1997.

         Spain typically runs a deficit on the balance of trade and the balance on income (interest and dividend payments). Services and transfers regularly report surpluses. On the capital account, direct investment has declined from the high level of 1992. Portfolio investment has tended to be volatile. The overall balance, however, has improved and the Current Account as a percentage of GDP has gone from negative 3.7% in 1992 to positive 0.3% in 1996.

                               Balance of Payments

                                               (Millions US$)
                                  1992      1993       1994      1995      1996
Trade Balance                 (30,420)  (14,946)   (14,833)  (17,661)  (14,912)
Balance on Services             12,529    11,107     14,712    17,941    20,012
Balance on Income              (5,790)   (3,573)    (8,193)   (3,852)   (5,929)
Transfers Net                    2,395     1,644      1,497     4,731     2,584
Current Account               (21,287)   (5,767)    (6,817)     1,158     1,756

Direct Investment Net           11,084     5,492      5,528     2,483     1,767
Portfolio Investment Net         7,006    11,454        214     7,620     (942)
  Equity Securities Net          3,503     5,727        107     3,810     (471)
  Debt Securities Net            5,855    43,625   (21,254)    16,785     (742)
Other Investments Net         (14,484)  (55,124)     21,089  (30,778)    19,137
Capital Acct n.i.e.              3,484     2,918      2,612     6,287     6,365
Errors and Omissions           (5,965)   (1,680)    (1,214)   (6,160)   (3,533)

Overall Balance               (17,809)     4,808         50   (6,415)    24,278

IFS January 1998:636

Exchange Rates

         The following table shows the exchange rate of the peseta relative to the U. S. dollar at the end of each year and the average for the year. The percent of depreciation or appreciation is also shown.

                                 Exchange Rates
              End of Period     Change Relative     Average      Change Relative
                                    to US$                           to US$

1986            132.40                              140.05
1987            109.00              21.5%           123.48           13.4%
1988            113.45              -3.9%           116.49            6.0%
1989            109.72               3.4%           118.38           -1.6%
1990             96.91              13.2%           101.93           16.1%
1991             96.69               0.2%           103.91           -1.9%
1992            114.62             -15.6%           102.38            1.5%
1993            142.21             -19.4%           127.26          -19.6%
1994            131.74               8.0%           133.96           -5.0%
1995            121.41               8.5%           124.69            7.4%
1996            131.28              -7.5%           126.66           -1.6%
1997            151.70             -13.5%           146.41          -13.5%

              IMF, International Financial Statistics, April 1998




                             II. PORTUGUESE REPUBLIC

Area and Population

         The Portuguese Republic ("Portugal") is situated in Southwest Europe on the western portion of the Iberian Peninsula, bounded on the north and east by Spain and on the south and west by the Atlantic Ocean. The country also comprises the Azores and Madeira Islands in the Atlantic Ocean. The total area including the islands is 91,985 sq. Km. (35,515 sq. miles).

         The population of Portugal, including the Azores and Madeira Islands, was 9.8 million according to the 1991 census. The population is concentrated along the Atlantic coast. Lisbon, the capital and largest city and seaport, comprises some 1.9 million inhabitants and Porto, the second largest city and seaport comprises 1.l million.

Government

         Portugal is a republic governed under a constitution approved in 1976 and revised in 1982, 1989 and 1992. The President is elected to a 5-year term, as head of state. The current president elected in January 1996 is Jorge Sampaio. Parliament proposes the Prime Minister to the president who then makes the appointment. The Prime Minister, who is the country's chief administrative official, presides over a cabinet of ministers. The current Prime Minister is Antonio Guterres.

         Legislative power is vested in a unicameral parliament, the Assembly of the Republic. Members of the Assembly are elected under a system of proportional representation and serve 4-year terms. The Assembly had a total of 230 seats in the early 1990s.

         The judicial system is headed by the Supreme Court, which is made up of a president and 29 judges. Below the Supreme Court are courts of appeal and ordinary and special district courts. There is also a Constitutional court.

         The leading political parties are the Socialist Part (PS), the Social Democratic Party (PSD), the Social Democratic Centre Party (CDS/PP) and the Communist Party (PCP) The socialist party won the October 1995 election, ending 10 years of government by the social democrats. Both of the main parties have similar economic policies, with participation in European Monetary Union (EMU) and fulfilling Maastricht criteria as the center piece of fiscal and monetary policies.

International Organizations

         Portugal is a member of the United Nations, the International Monetary Fund (IMF), the World Bank, the Organization for Economic Cooperation and
Development (OECD), the North Atlantic Treaty Organization (NATO), the World Trade Organization (WTO) and the European Economic Community (EEC).

The Economy

         When Portugal joined the European Community (EC) in 1986, the economy was in need of major restructuring. Inflation, unemployment and the public sector deficit were high. Moreover the industry sector was antiquated and the State was heavily involved in the economy. Protectionism, underdeveloped financial markets and rigidity in labor markets characterized the economy. Monetary policy was based on capital controls and credit ceilings. Financial institutions were sheltered from foreign competition and the money market was poorly developed. The Central Bank, which could not be considered independent, controlled liquidity through credit ceilings imposed on the overwhelmingly public banking system. Exchange rate policy was based on a crawling peg aimed at alleviating the chronic current account deficit which, in 1982 peaked at 12% of GDP. Over the period from 1976-1985, the compound real effective exchange rate depreciation of the escudo amounted to 40% while inflation was running at a rate of 20% annually.

         After joining the EC, tax reforms were introduced which lowered effective marginal rates, broadened the tax base and curtailed opportunities for evasion. The value added to tax (VAT) was introduced between 1984 and 1986 and the income tax was subject to a major reform in 1989. Institutional changes strengthened Central Bank autonomy by cutting off the government's automatic access to Banco De Portugal credit and making its statutes broadly aligned to the requirements of the European Union Treaty. Portugal moved from a highly regulated financial market to financial liberalization.

         A far-reaching privatization program was started in 1989. In 1988, public sector participation in the market economy accounted for close to 19% of total value added, around 6.5% of employment and almost 15% of total investment. State-owned enterprises were dominant in financial service, transport, energy, communications, steel, cement brewing, shipbuilding, pulp and tobacco. Initially, the program focused on the financial services sector. The stock exchange was modernized and privatized.

         On April 6, 1992, the escudo joined the Exchange Rate Mechanism (ERM) in the wide fluctuation band (6%) thereby establishing exchange rate stability as the cornerstone of its monetary policy. Remaining controls on capital movements were abolished at the end of that year, ahead of the schedule previously agreed with the EC.

         Turmoil in the ERM in 1992 led to widening of bands to 15% in August 1993. The Central parity of the escudo had to be devalued twice during that period. In spite of realignments, the new monetary policy based on exchange rate stability as an intermediate objective has remained a cornerstone of economic policy in Portugal. In March 1995 the central parity of the escudo within the ERM was devalued by 3.5%, half the size of the devaluation of the Spanish peseta. This realignment was not preceded by market pressure on the escudo, but was aimed at limiting losses in competitiveness relative to partner countries.

         Since joining the EEC, Portuguese output increased significantly in the period from 1986-1990, rising on average at 5% a year compared with an average of 1.6% in the previous five-year period. The rate of inflation, which had been close to 30% in 1984, was brought down to about 12% in 1990. Output was affected adversely by the oil shock of 1979-80 and the recession of 1993, but began to pick up in 1994 and has subsequently continued to grow in each year. Inflation continued to abate and in 1996 the CPI rose only 3.2% and is reported to have been 1.9% in 1997. At the same time, the balance of payments has remained strong and the overall general government deficit fell from above 6% of GDP in 1993 to 3.2% in 1996 and to 2.45% in 1997.

Gross National Product

         In 1996, GDP amounted to approximately $107 billion. The European Commission has stated that, measured in purchasing power parity, Portuguese GDP per capita rose from 50% of the European Union (EU) average in 1985 to about 70% in 1996.

         The following table sets forth selected economic data relating to Portugal for the indicated periods:

                                        1992              1993               1994            1995             1996
GDP at current market
prices
  (billion escudo)                  12,427.3          13,451.8           14,499.9        15,590.7         16,524.2
% Change                               12.7%              8.2%               7.8%            7.5%             6.0%
GDP at 1993 prices
  (billion escudo)                      n.a.         13,451.70          13,705.50       13,978.80        14,400.40
% Change                                1.8%              0.3%               1.9%            2.0%             3.0%
CPI (1990=100)                         121.3             129.6              135.9           141.5            146.0
% Change                                8.9%              6.8%               4.9%            4.1%             3.2%
Industrial Production                   99.5              95.9               94.8            99.4            100.8
% Change                               -1.9%             -3.6%              -1.1%            4.9%             1.4%
Unemployment Rate                       4.2%              5.7%               7.0%            7.3%             7.3%
General Gov. Deficit / GDP             -3.6%             -6.9%              -5.8%           -5.1%            -4.0%
General Gov. Debt / GDP                60.7%             64.3%              66.7%           66.4%            65.6%
Current Account (mil. US$)              -184               233             -1,891            -721           -2,657
Current Account/GDP                    -0.1%              0.1%              -1.1%           -0.5%            -1.7%
Population (millions)                   9.83              9.84               9.84            9.85             9.87
Average Exchange Rate                 135.00            160.80             165.99          151.11           154.24
GDP in US $ Billions                   $92.1             $83.7              $87.4          $103.2           $107.1
GDP Per Capita                        $9,362            $8,502             $8,877         $10,478          $10,859

*GDP at constant 1993 prices not available for 1992. The % changes for 1992 and 1993 are taken from OECD, Economic Outlook, December 1997. The % changes for 1994-6 are computed from the figures shown in the preceding line.

Sources: OECD, Quarterly National Account, No. 4, 1997 and Economic Outlook, December 1997; IMF, International Financial Statistics, April 1998; European Commission, 1977 Broad Economic Policy Guidelines, No. 64, 1997.

         While the importance of agriculture in the economy has declined since accession to the EU, approximately 11% of the labor force is still engaged in agriculture, having declined from over 20% in 1986. Only Greece among EU members has a higher proportion of the population currently employed in agriculture.
Approximately 34% of Portugal's total land area is covered by forest. The country is the world's largest producer and exporter of cork and cork products and is an increasingly important supplier of wood pulp. Portugal has substantial reserves of copper ore, iron ore, pyrites and uranium.

         The manufacturing sector accounted for about 24% of GDP and employed about 23% of the labor force in 1993, the latest year for which data are available. The principal manufacturing industries include metal products, textiles, chemicals and allied products, wood pulp and cork and base metallurgy. The construction sector employs approximately 8% of the labor force.

         Tertiary production includes retail and wholesale trade, utilities, finance, transportation and communication, and services. Trade and services have been the fastest growing sectors of the economy. The growth in tourism is reflected in the trade sector which includes hotels and restaurants.

         The following table shows how employment by industry has changed since accession to the EU in 1986.

                                                            Civilian Employment by Sector

                                                   1986                           1995
                                                 (Thous)     % of Total         (Thous)      % of Total
Agriculture                                       890.3          21.9%           477.5          11.4%
Mining                                             27.2           0.7%            16.8           0.4%
Manufacturing                                     995.3          24.5%           971.9          23.2%
Construction                                      332.1           8.2%           340.3           8.1%
Electricity, gas and water                         31.9           0.8%            34.6           0.8%
Transport and communication                         174           4.3%           183.1           4.4%
Trade                                             598.6          14.7%           819.2          19.5%
Banking, insurance, real estate                     127           3.1%           137.4           3.3%
Personal services.                                  887          21.8%          1213.7          28.9%
Total                                            4063.4                         4194.5

OECD, Economic Survey Portugal 1998:111

External Trade and Balance of Payments

         Since accession to EU in 1986, Portugal's trade with other EU members has increased significantly as illustrated in the following table:

                                                   Geographic Breakdown of Trade
                                               Exports                                Imports
                                    1986          1996                    1986           1996
(Bil escudos)                      1,055         3,678                   1,399          5,265
                                                        Percent of Total
European Union                      68.3          79.9                    58.9           75.6
  Germany                           14.7          21.2                    14.4           15.5
  France                            15.2          14.1                    10.0           11.1
  Italy                              3.9           3.7                     7.9            8.3
  United Kingdom                    14.2          10.8                     7.5            6.7


                                       46

Spain                              6.9          14.2                    11.0           22.4
  Other EU                          13.3          16.0                     8.2           11.6
United States                        7.0           4.6                     7.0            3.2
Other OECD countries                13.8           5.1                    12.5            5.6
Non OECD countries                  10.9          10.4                    21.6           15.6

OECD, Economic Survey Portugal 1998:115

         Portugal typically runs a deficit on the balance of trade which is offset, in part, by tourism receipts and unilateral transfers. Tourism receipts are expected to increase sharply with Expo 98, which runs from May 22 through September 30, 1998. Transfers include emigrant remittances and, in recent years, transfers from EU. The overall balance of payments is shown in the following table:

                                                                 Balance of Payments
                                                                  (Millions US$)
                                        1992            1993           1994            1995            1996            1997
Trade Balance                        (9,387)         (8,050)        (8,321)         (8,910)         (9,340)         (9,766)
Balance on Services                      765           1,365          1,269           1,613           1,375           1,204
Balance on Income                        611             219          (565)            (21)           (352)           (245)
Transfers Net                          7,826           6,699          5,421           7,132           6,827           6,712
Current Account                        (184)             233        (2,196)           (144)         (1,491)         (2,093)

Direct Investment Net                  1,186           1,387            983             (3)            (57)              71
Portfolio Investment Net             (3,064)           1,827            478         (1,083)           1,746           1,133
  Equity Securities Net                  561             411            496           (338)             958           1,776
  Debt Securities Net                (3,625)           1,416           (18)           (745)         (2,704)           (643)
Other Investments Net                    928         (6,246)          (409)           4,110           6,553           2,750
Errors and Omissions                     978            (48)          (287)         (3,181)        (2, 813)         (2,267)

Overall Balance                        (156)         (2,848)        (1,430)           (300)             445           (407)

IMF, International
Financial Statistics,
January 1998

Exchange Rates

         The following table shows the exchange rate of the escudo relative to the US dollar at the end of each year and the average for the year. The percent of depreciation or appreciation is also shown.

                             Value of Escudo Relative to US$

                                 Exchange Rates
              End of Period     Change Relative     Average      Change Relative
                                    to US$                           to US$

1986            146.12                              149.59
1987            129.87              12.5%           140.88            6.2%
1988            146.37             -11.3%           143.95           -2.1%
1989            149.84              -2.3%           157.46           -8.6%

1990            133.60              12.2%           142.56           10.5%
1991            134.18              -0.4%           144.48           -1.3%
1992            146.76              -8.6%           135.00            7.0%
1993            176.81             -17.0%           160.80          -16.0%
1994            159.09              11.1%           165.99           -3.1%
1995            149.41               6.5%           151.11            9.9%
1996            156.39              -4.5%           154.24           -2.0%
1997            183.33             -14.7%           175.31          -12.0%

IMF, International Financial Statistics

                 III. SPANISH AND PORTUGUESE MARKET INFORMATION

The Spanish Securities Markets

        In 1988 the Securities Market Act (known by its Spanish acronym as LVM) established the framework for the operation of the securities markets in Spain. The securities markets, and all market participants are supervised by the National Securities Market Commission ("Comision National de Mercado de Valores" or "CNMV"), an independent public entity, and the key institution of the Spanish securities markets. Each of the four Spanish stock exchanges is managed by a managing company ("Sociedad Rectora"), a private limited liability company formed and owned by the authorized dealers and broker-dealers ("sociedades de valores" and "agencias de valores") that are members of the relevant stock exchange. Each managing company is in turn an equal member of another company, the "Stock Exchange Company" ("Sociedad de Bolsas"), the main function of which is to oversee the Automated Quotation System, which is the computerized system through which trading in equity securities on the Spanish stock exchanges takes place primarily.

        Shares (equity securities), government securities, bonds, treasury bills and other financial instruments are traded on the exchanges. All transactions must be effected through an official dealer or broker-dealer member of the relevant stock exchange, except in certain exceptional cases. Brokerage commissions are freely fixed by the dealers and broker-dealers. However, they are overseen by the CNMV, and have to be publicly published and may not exceed the maximum rates established by the Spanish Government.

        In order for securities to be listed for trading on any exchange, the authorization of the relevant exchange is required. Additionally, trading on the Automated Quotation System requires previous listing on at least two Spanish stock exchanges, and authorization of the CNMV with a favorable report of the Stock Exchange Company. Spanish legislation establishes rules for the exchanges with respect to listing and disclosure requirements, including examinations of financial statements.

        Equity Markets. Securities are traded on the four exchanges via the Automated Quotation System ("AQS"), which presently exists in conjunction with the traditional oral trading on the floor of the exchange. AQS accounts for almost 90% of all trades. The principal feature of the AQS is the computerized matching of buy and sell orders at the time of entry of the order. Each order is executed as soon as a matching order is entered, but can be modified or canceled until executed.

        In a pre-opening session held from 9:00 a.m. to 10:00 a.m. each trading day, an opening price is established for each security traded on the AQS based on orders placed at that time. The computerized trading hours are from 10:00 a.m. to 5:00 p.m. (except for some less liquid securities which trade only at 12:00 p.m. and 4:00 p.m.) during which time the trading price of a security is permitted to vary up to 15% (or 20% with the authorization of the Stock Exchange Company) of the previous trading day's closing price. If the quoted price exceeds this limits, trading in the security is suspended until the next trading day.

        Between 5:00 p.m. and 8:00 p.m, trades may occur outside the computerized system without prior authorization of the Stock Exchange Company, at a price within the range of 5% above the higher of the average price and closing price for the day and 5% below the lower of the average price and closing price for the day, if there are no outstanding bids or offers, as the case may be, on the system matching or bettering the terms of the proposed off-system transaction, and if the trade involves more than Ptas. 50 million and more than 20% of the average daily trading volume of the stock during the preceding three months. In certain cases, at any time before 8:00 p.m., trades may take place (with the prior authorization of the Stock Exchange Company) at any price.


         The Madrid exchange is the fourth most active in turnover terms in the European Union after London, Frankfurt and Paris. Based on market capitalization, the Madrid exchange, valued at $235.1 billion at the end of 1997, ranked twelfth among the exchanges of the world. Market capitalization and trading value for the past five years are given below:

                                 Madrid Stock Exchange
              No. of Cos.     Mkt Cap     Trading      Mkt Cap     Trading
                   Listed
                               ECU Billions            US $ Billions

        1992          400        80.3        64.6         61.9        49.8
        1993          379       125.5        99.9        107.1        85.2
        1994          378       122.5       132.1        103.1       111.1
        1995          366       137.9       120.9        105.4        92.4
        1996          361       190.2       182.5        150.0       143.9
        1997          388       266.6       376.3        235.1       331.8

Bolsa de Madrid, Key Figures, January 1998

         The most traded shares are shown below:


                        Most Traded Shares in 1997
Company          Sector                   Trading Volume        No. Shares
                                                                 (Million)
                                         ECU Mil      US$ Mil
Telefonica       Communications           24,205       19,089         3138
Endesa           Utilities                13,648       10,763         2526
Repsol           Petroleum                11,288        8,902          918
BBV              Banking                   8,385        6,613         1140
Iberdrola        Utilities                 8,186        6,456         2337
B. Santander     Banking                   7,599        5,993          969
Argentaria       Banking                   4,602        3,629          300
B. Popular       Banking                   4,035        3,182          249
BCH              Banking                   3,127        2,466          630
Banesto          Banking                   2,300        1,814          834

Bolsa de Madrid, Key Figures, January 1998


         Stock Indexes. The main stock price indexes are the Madrid General Index, the Total Index and the Ibex-35. The Madrid General Index reflects the increase or decrease in share prices and is corrected for dividends and capital increases. It has been published since December 1940 and as of 1986 the base has been December 31, 1985=100. The Total Index measures the overall profitability of shares based on the price performance, capital increases and dividends reinvested. It is an indicator of total return. The index is based on December 31, 1985=100. The Ibex-35 index, made up of the 35 most liquid shares that trade on the continuous market, acts as the underlying asset for the trading of futures and options on indexes. The index is not corrected for dividends and the base is December 31, 1989=3000. It has been called Ibex-35 since January 1991; prior to that time it was known as Fiex. The following table shows the three indexes for the period 1987-1997 (except with respect to the Madrid Total Index, with respect to which 1997 figures are not available).

                                  Madrid Stock Price Indexes (End of Year)
           Madrid General  Percent    Madrid Total    Percent    Ibex-35      Percent Chg.
             Index(1)       Chg         Index(1)       Chg.      Index(2)
                                                                                                                             .
1987          227.2                      242.8                   2,407.1
1988          274.4         20.8%        302.8         24.7%     2,727.5          13.3%
1989          296.6          8.1%        336.8         11.2%     3,000.0          10.0%
1990          223.3        -24.7%        260.9        -22.5%     2,248.8         -25.0%
1991          246.2         10.3%        299.9         14.9%     2,603.3          15.8%
1992          214.3        -13.0%        277.8         -7.4%     2,344.6          -9.9%
1993          332.8         55.3%        433.0         55.9%     3,615.2          54.2%
1994          285.0        -14.4%        393.0         -9.2%     3,087.6         -14.6%
1995          320.1         12.3%        454.7         15.7%     3,630.8          17.6%
1996          444.8         39.0%        649.8         42.9%     5,154.8          42.0%
1997          632.5         42.2%                                7,255.3          40.7%
-------------------
1    12/21/85=100
2    12/31/89=3000

Bolsa de Madrid, Fact Book 1997

         As of March 20, 1998, the Madrid General Index was 859.08 up 34.4% from the end of 1997 and the Ibex 35 was 9797.1, up 35% over the same time period.

        New Listing of Equity Securities. In order to be eligible for listing on any of the Spanish stock exchanges, companies are required to meet certain requirements, including the following:

        (i)       General requirements:

                  - The company must comply with all the rules and regulations to which it is subject; including its own memorandum and articles of association.

                  - The annual company accounts, and if applicable, the consolidated group accounts, must be audited. However, exceptions to this requirement may be granted in certain cases.

                  -   The securities must be freely transferable.

                  - The securities must be registered in book-entry form ("anotaciones en cuenta").

         (ii)     Specific requirements for shares:

                  - The company must have a minimum share capital of Pesetas 200 million (without taking into account shareholdings over 25%).

                  - The company must have enough profits (after tax) to distribute a dividend of at least 6% of the paid up share capital in the previous two years or in three non-consecutive years of the previous five (although no actual distribution is required). However, exceptions to this requirement may be granted in certain cases.

                  - There must be at least 100 shareholders owning individual interests in the company of less than 25% of its share capital.

         Debt Market. The debt instruments principally traded in the Spanish markets are treasury letters of credit ("Letras del Tesoro"), treasury promissory notes ("Pagares del Tesoro"), and state bonds and debt instruments ("Bonos y obligaciones del Estado"), a mixture of short, medium and long-term instruments.

         These public debt securities, and also those issued by Autonomous Communities (i.e., territorial political sub-divisions of the Spanish State) and local authorities, are primarily traded in the Public Debt Market ("Mercado de Deuda Publica en Anotaciones") which operates through a book-entry system run by the Bank of Spain. The Bank of Spain is empowered to supervise and control the Public Debt Market, Public debt represented by book entry can also be traded on the Spanish stock exchanges.

         The "AIAF" fixed-yield wholesale securities market is an organized but unofficial wholesale market of securities. This market is sponsored by a private entity ("AIAF"), governed by its own supervisory body in accordance with its rules, and under the supervision of the CNMV. Several fixed-yield securities which could also trade on the Spanish stock exchanges trade on this market.

         The capitalization of fixed-income securities has been gradually declining while trading has risen sharply. The explanation lies in the fact that as of 1993 the book-entry debt of the State and regional governments has been traded via the Bolsa de Madrid's electronic system, however capitalization of this debt is not included in that of public sector securities on the Bolsa. Trading and capitalization of fixed-income securities is shown below.


                          Fixed-Income Securities
                     Mkt Cap                  Trading
                    (Bil.     (Bil. US$)    (Bil.       (Bil. US$)
                    Ptas.)                   Ptas.)
        1992        4,332        42.3         922          9.0
        1993        4,371        34.3       1,758         13.8
        1994        3,832        28.6       4,488         33.5
        1995        3,532        28.3       4,274         34.3
        1996        3,334        26.3       9,540         75.3


Bolsa de Madrid, Fact Book 1997

         Futures and Options Market. The futures and options markets are organized by the holding company Mercado Espanol de Futuros Financieros (MEFF). MEFF's subsidiary, MEFF Renta Variable, based in Madrid, manages the trading of options and futures on the Ibex-35 stock index and individual options on certain shares. MEFF Renta Fija, based in Barcelona, manages the trading of futures and options on interest rates.

Spanish Foreign Exchange Control

         Official buying and selling rates for major trading and certain other specified currencies are fixed daily by the Bank of Spain in consultation with the banks authorized to conduct foreign exchange business. Purchases and sales by bank transfers of foreign currencies are centralized at the Bank of Spain, which publishes the rates at which it settles transactions.

         Foreign investors may freely invest in shares of Spanish companies and need only obtain prior verification or authorization from the Ministry of Economy in certain cases. Foreign non-European Union governments, state-owned entities and state-controlled entities are required to obtain specific consent from the relevant Spanish authorities to make capital investments in Spain.

         Payments and collections derived from foreign investments in Spain are liberalized, but certain formalities have to be fulfilled and specific information must be supplied, in certain cases, to the Spanish exchange control authorities. Generally payments must be channeled through licensed credit entities.

Spanish Public Finance, State Revenue and Taxation

         Each year, the Ministry of Economy and Finance, in collaboration with other Government Ministries, prepares the State Budget and summary budgets for autonomous public agencies and the social security system. After submission to the Council of Ministers, the budget is presented for approval to parliament. If the budget is not finally approved by January 1 of each year, the budget of the previous year is automatically extended.

         Spain has a fairy complex tax system with a wide range of direct and indirect taxes applicable to both individuals and businesses. The majority of Spanish taxes are imposed by the State, although certain taxes are levied by local governments. Certain Autonomous Communities, namely the Basque Country and Navarra, have a particular tax system adopted by their respective local legislative bodies within the framework of the State tax system.

The Spanish Monetary and Banking System

         Government regulation of the Spanish banking industry is administered by the Bank of Spain, a public law entity which operates as the Spanish autonomous central bank. In addition, it has the ability to function as a private bank. Except in its performance of public functions, the Bank of Spain's relations with third parties are governed by general private law and its actions and omissions subject to the civil and commercial codes.

         Among other responsibilities, the Bank of Spain is responsible for determining and executing monetary policy with the primary goal of attaining price stability (while the Bank of Spain's monetary policy must support the general financial policy of the government, it is not subject to instructions from the Government or the Ministry of Economy and Finance), maintaining, administering and managing foreign exchange and precious metal reserves in order to execute the rate of exchange policy formulated by the Government, promoting stability, good performance and operation of the financial payment systems, issuing Spanish currency, rendering treasury services to the Spanish Treasury and to the Autonomous Communities, and rendering services related to public debt of the State and the Autonomous Communities

         In addition, the Bank of Spain exercises general supervisory control over all Spanish credit institutions and is entrusted with certain supervisory powers over Spanish banks, subject to rules and regulations issued by the Ministry of Economy and Finance. The "Fondos de Garantia de Depositos", which operate under the guidance of the Bank of Spain, guarantee bank and savings bank deposits up to EURO 15,000 per depositor. The minimum covered amount for all European Union member banks will be increased to EURO 20,000 after December 31, 1999.

Spanish Credit Entities

         The commercial banking sector in Spain is dominated by four Spanish banking groups, which, based on statistics of the Spanish Banking Association, accounted for approximately 68.5% of total deposits at commercial banks at December 31, 1996.

         Spanish savings banks also represent an important source of competition for retail deposits, mortgage loans and other retail banking products and services. Since 1988, Spanish savings banks, which have traditionally been regional institutions, have been permitted to open branches and offices through Spain. The savings banks are divided into "Cajas de Ahorro", which are partially controlled by local governments, and "Cajas Rurales", which specialize in the agricultural sector.

         Law 3/1994, of April 14, 1994 conforms Spanish law to the European Unions' Second Banking Coordination Directive (89-646) (the "Second Banking Directive") by providing that any financial institution incorporated in and authorized to conduct business in another member state of the European Union will be permitted to conduct business in Spain either through branches in Spain or on a cross-border basis following certain procedures.

         Likewise,  the European  Union's  Investment  Services  Directive.  No.
93/22/CE took effect on December 31, 1995. Although Spain has not yet implemented this Directive, it could affect financial services in Spain by permitting any brokerage house incorporated and authorized to operate in the European Union to offer its services in Spain. A bill of law amending the Securities Market Act and implementing the Investment Services Directive is pending approval by the Spanish Parliament.

The Portuguese Securities Markets

         Background and Development. The Portuguese securities markets officially opened at the turn of the century with the establishment of the Oporto Stock Exchange and the Lisbon Stock Exchange (the "Stock Exchanges"). The Stock Exchanges were closed in 1974 and were reopened in the late 1970s, but it was not until 1987, when the Portuguese Government passed additional laws designed to stimulate the capital markets, that activity on the Stock Exchanges increased substantially. The 1987 legislation consisted mainly of tax incentives, the relaxation of listing and issuing requirements and a reduction in limitations on foreign investment.

         A series of legislative measures designed to reform the Stock Exchanges was implemented in July 1991, including the transfer of their ownership from the Portuguese Government to the brokers and dealers acting on the Stock Exchanges. In addition, the 1991 legislation (i) established an independent regulatory authority over the securities market, the Comissao do Mercado de Valores Mobiliarios (the "CMVM"), to supervise the securities markets, (ii) established a framework for the regulation of trading practices, tender offers and insider trading, (iii) required members of the Stock Exchanges to be corporate entities,
(iv) required companies listed on the Stock Exchanges to file annual audited financial statements and to publish semi-annual financial information, (v) established a framework for integrating quotations on the Stock Exchanges by computer, and (vi) provided for the transfer of shares by book-entry.

         Equity securities are currently listed only on the Lisbon Stock Exchange. The Lisbon Stock Exchange is regulated by the Ministry of Finance and the CMVM. Shares were traded on the Oporto Stock Exchange until May 1994, when it was closed in preparation for the introduction of the trading of derivative securities. Trading on the Oporto Stock Exchange is now limited to derivative instruments.

         The official market index of the Lisbon Stock Exchange, published since February 1991 (the "BVL General Index"), is a weighted average price of shares listed on the Official Market of the Lisbon Stock Exchange. The exact number of companies in the index's portfolio may change each day because of new admissions, exclusions, suspensions and the absence of quotations. Since January 1993, the Lisbon Stock Exchange has calculated a sub-index of the 30 most frequently traded shares listed on the Official Market, which includes the Ordinary Shares, and their market capitalization (the "BVL 30"). Two Portuguese banks, Banco Totta & Acores, S.A. and Banco Portugues do Atlantico, S.A., also calculate stock market indices.

         Regulation of the Exchanges. Each of the two Portuguese stock exchanges (Lisbon Stock Exchange and Oporto Stock Exchange) is managed by a managing company ("Associacao de Bolsa"), a private limited liability association formed and owned by the authorized dealers and brokers ("sociedades financeiras de corretagem" and "sociedades de corretagem") that are members of the relevant stock exchange.

         The securities markets, and all market participants are supervised by the Securities Market Commission ("Comissao do Mercado de Valores Mobiliarios"), an independent public entity.

         Shares (equity securities), government securities, bonds, treasury bills, and other financial instruments are traded on the Lisbon Stock Exchange. Trading in the Oporto Stock Exchange is now limited to derivative products.

         Market Activity. The market capitalization of all securities traded on the LSE at the end of 1997 was 14,388,729 million escudos or $78,487 million. Of this total bonds accounted for $38,798 million or 49.4%; stocks, $39,065 million or 49.8% and other securities, such as participation bonds, investment trust units and rights, $624 million or 0.8%. The LSE is one of the smaller stock markets among the developed markets. In terms of the Morgan Stanley Capital International list of developed markets, Portugal ranked 21 out of 23 in market capitalization at the end of 1997. Only the Austria and New Zealand stock markets had smaller capitalizations.

         The following table shows the market capitalization of securities on the LSE in the various markets as of the end of 1997.

                                Mil Esc.    Mil. US$       % Distribution

      Official Market           13,667,609      74,554      95.0%
        Bonds                    6,558,200      35,773
        Stocks                   7,007,975      38,227
        Other*                     101,434         553
      Second Market                597,954       3,262       4.2%
        Bonds                      553,528       3,019
        Stocks                      44,426         242
      Market without               123,167         672       0.9%
      Quotations
        Bonds                          996           5
        Stocks                     109,268         596
        Other                       12,903          70
      Subtotal                  14,388,728      78,487     100.0%

      Addendum:
      Bonds                      7,112,723      38,798      49.4%
      Stocks                     7,161,669      39,065      49.8%
      Other                        114,337         624       0.8%
                                14,388,729      78,487     100.0%

      * Participation bonds, Investment Trust Units and Rights of bonds, warrants and shares.

      Bolsa De Valores De Lisboa:  Nota Informative 1997

         Trading in 1997 of all securities amounted to 6,450,409 million escudos or $36,794 million. Approximately 90% of the trades took place on the Official Market. Trading in stocks accounted for 63.7% of all trades.

         The following table shows the value of trading on the three main markets in 1997 and for both normal and special sessions.

                     Lisbon Stock Exchange:   Value of Trading in
                     1997
                                  Mil Esc.   Mil. US$       %
                                                       Distribution
           Normal Sessions
           Official Market        5,812,687     33,156        90.1%
             Bonds                2,175,717     12,411
             Stocks               3,598,606     20,527
             Other*                  38,364        219
           Second Market            128,363        732         2.0%
             Bonds                  102,061        582
             Stocks                  26,302        150
           Market without            68,410        390         1.1%
           Quotations

             Bonds                    2,131         12
             Stocks                  45,727        261
             Other                   20,552        117
           Subtotal               6,009,459     34,279        93.2%
           Special Sessions
             Stocks                  440949      2,515         6.8%
           Grand Total            6,450,408     36,794

           Addendum:
           Bonds                  2,279,909     13,005        35.3%
           Stocks                 4,111,584     23,453        63.7%
           Other                     58,916        336         0.9%
                                  6,450,409     36,794       100.0%

           * Participation bonds, Investment Trust Units and Rights of bonds, warrants and shares.
           Bolsa De Valores De Lisboa:  Nota Informative 1997

         Stocks. Both market capitalizations and trading values of stocks have grown rapidly in recent years. The following table showing recent history of the growth of capitalization and trading value of stocks includes the dramatic rise in trading that took place in 1997

                                      Lisbon Stock Exchange
                       No.        Market Capitalization             Trading Value
                    Of Cos.
                             (bil escudos)       (bil US $)   (bil escudos)   (bil US $)
        1987          143        1,150.3              8.9          213.9          1.5
        1988          171        1,052.3              7.2          163.4          1.1
        1989          182        1,588.4             10.6          300.4          1.9
        1990          181        1,257.2              9.4          240.4          1.7
        1991          180        1,284.3              9.6          406.2          2.8
        1992          191        1,353.6              9.2          467.3          3.5
        1993          183        2,193.0             12.4          780.3          4.9
        1994          195        2,586.8             16.3          874.6          5.3
        1995          169        2,743.1             18.4          634.1          4.2
        1996          170        3,828.4             24.5        1,102.6          7.1
        1997*         159        7,161.7             39.1        3,670.6         20.9

* Data are for Normal Sessions. In 1997 trading value, including Special Session, was 4,11.6 bil escudos or $23.5 bil.

Lisbon Stock Exchange

         Stock Price Indexes. The BVL (Bolsa de Valores de Lisboa) Index has been the official market index of the LSE since February 18, 1991. It has a base of 1000 at January 5, 1988 and includes all listed shares on the LSE official market. The exact number of companies in the index can change daily as a result of admissions, exclusions, suspensions and the absence of quotations. On January 11, 1993, the LSE began to calculate the BVL 30. This index, based on January 4, 1993=1000, includes the shares of 30 companies listed on the main market and is weighted by their market capitalization and liquidity. These indexes are shown below in the following table:

Stock Price Indexes

BVL General Index (January 5, 1988=1000)


                                 Stock Price Indexes
                       BVL General Index (January 5, 1988=1000)
             High           Date            Low            Date        Close     Pct. Chg.
1988     1,145.10          8-Jan           670.70         21-Oct       722.85
1989     1,041.59         24-Oct           691.11         22-Jun       951.91       31.7%
1990       953.76          4-Jan           627.57          5-Dec       638.30      -32.9%
1991       747.69         18-Mar           605.66         16-Jan       623.63       -2.3%
1992       651.63         11-May           541.60         20-Oct       553.71      -11.2%
1993       848.54         31-Dec           537.20         13-Jan       848.54       53.2%
1994       999.46         18-Feb           801.57         20-Jun       919.95        8.4%
1995       933.32         12-May           842.31         22-Nov       877.69       -4.6%
1996     1,163.54         31-Dec           877.17          2-Jan     1,163.54       32.6%
1997     1,922.72         31-Dec         1,163.47          2-Jan     1,922.72       65.2%

                            BVL 30 Index (January 4, 1993=1000)
             High           Date              Low           Date        Close
1993      1565.16         31-Dec           980.14         13-Jan      1565.16
1994      1863.53         18-Feb          1447.56         20-Jun      1699.54        8.6%
1995      1740.05         12-May          1529.44         22-Nov      1605.30       -5.5%
1996      2165.92         30-Dec          1602.81          2-Jan      2164.50       34.8%
1997      3781.31         29-Dec          2165.57          2-Jan      3757.27       73.6%

Lisbon Stock Exchange.

         Stock prices began to rise sharply in 1997 when it became likely that Portugal might be included in the early admittance to EMU. The rise has continued and on March 26, the day after the European Commission recommended Portugal's inclusion in EMU, the BVL 30 was 5556.77 or 47.9% above the close of 1997.

         The Oporto Stock Exchange has recently launched the PSI-20 which is made up of the 20 most representative Portuguese official market issues. It aims to serve a reliable benchmark for the national equity market and to facilitate the introduction of derivatives based on a single indicator for the equity market.

         Most Actively Traded Stock. The ten most actively traded stocks on the official market in 1997 are shown below. These ten stocks accounted for 73% of trading on the official market.


                                                  No of    Value of Trading
                                                 Shares
                                             (Millions)  (Mil Esc.)   Mil. US$)
Portugal Telecom                                    100     692,198       3,948
EDP-Nominativas                                     140     446,148       2,545
BCP Nom. e Porta. Reg                                95     312,992       1,785
CIMPOR-Cim.Port.SGPS-Nom                             69     285,910       1,631
Telecel-Com.Pessoais-Nom                             17     240,688       1,373
Banco Espirito Santao (BESCL)Nom Port.Reg            38     161,935         924
Sonae Invest.-SGPS                                   23     150,396         858
Banco Portugues de Investimentos (BPI)               37     124,434         710
Banco Totta & Acores (BTA)-Nom.Port.Reg.             40     122,265         697
Jeronimo Martins & Filho-SGPS                         9      91,630         523
Total of above                                      567   2,628,596      14,994

Grand Total                                       1,001   3,598,606      20,527

Percent of Grand Total                             56.6%       73.0%       73.0%

Bolsa De Valores De Lisboa:  Nota Informative 1997

         Price-to-earnings and price-to-book ratios and dividend yields of Portuguese stocks in the Internal Finance Corporation's Global Indexes are as follows:


                           Portugal: IFC Global Index

                     P/E Ratio     P/BV Ratio     Dividend Yield %
            1987        22.6        5.4              1.3
            1988        18.0        3.7              1.3
            1989        19.0        3.4              1.9
            1990        11.8        1.7              2.7
            1991        10.9        1.3              3.7
            1992         9.0        1.0              4.7
            1993        18.0        1.7              2.9
            1994        20.3        1.8              3.2
            1995        14.8        1.4              3.3
            1996        18.1        1.7              2.3
            1997

               IFC:  Emerging Markets Data Base, and
               Morgan Stanley Capital International,
               December 1997.

         Equity Market Trading. Listed securities for both exchanges are divided into three sections. The "Market With Official Quotations" section allows for the listing of bonds, shares and other securities which meet certain specific requirements established by the Securities Market Commission, the most important of which being a significantly diversified shareholding. The "Second Market" section and the "Market Without Official Quotation" section include the securities of issuers that do not satisfy the requirements for listing on the Market with Official Quotations.

         Prior to 1991, all shares were traded by an open-outcry procedure; prices were fixed once or twice a day at the market-clearing price for all bids and offers tendered. The Official Market, created in July 1991, is a nationwide market in which most Portuguese securities having the greatest market capitalization are listed.

         In September 1991, the Continuous Trading System, designed to provide automatic execution of orders and continuous trading through Tradis, a computerized trading system, was introduced. As of December 31, 1995, all of the 77 equity securities listed on the "Market With Official Quotations" were traded through the Continuous Trading System. All other securities continue to trade by the traditional open-outcry procedure, but it is currently planned that they will be gradually introduced to the Continuous Trading System.

         The Continuous Trading System linked the Stock Exchanges prior to the closure of the Oporto Stock Exchange. The principal feature of the Continuous Trading System is the computerized matching of buy and sell orders based, first, on matching sales price and, second, on the time of entry of the order. Each order is executed as soon as a matching order is entered, but can be modified or canceled up to execution.

         From 9:00 a.m. to 10:00 a.m. on each trading day (from Monday to Friday excluding public holidays), an opening market clearing price is established for each security on the Continuous Trading System based on the bids and offers outstanding.

         On any trading day, such opening price may not change more than 30% from the most recent closing price. If a security has not traded within the immediately preceding four trading days, the opening price will be fixed by the market without restriction. Computer matched trading then proceeds on the Continuous Trading System from 10:00 a.m. until 4:00 p.m. During such time, each price may not change more than 5% from the prior executed price without a temporary suspension to reset the market-clearing price.

         At present, there are no official market makers or independent specialists in the Continuous Trading System and therefore orders to buy or sell in excess of corresponding orders to sell or buy will not be executed.

         Only selected brokers and dealers may effect stock exchange transactions. The market is served by 12 dealers, who may buy and sell for their own accounts and eight brokers. All trades on the Lisbon Stock Exchange, including through the Continuous Trading System, must be placed through a brokerage or a dealer firm. Stock prices are quoted directly in Escudos per share. Any trading of stock listed on the Continuous Trading System that takes place off-the-market (i.e., those shares that are not traded during the 10:00 a.m. to 4:00 p.m. trading hours referred to above) must be cleared through financial institutions.

         Pursuant to Portuguese law, dividends are paid to shareholders of record as of the date established for payment. In order to effect such payment by means of Portugal's book-entry clearance and settlement system, under current practice, trading of Shares will be suspended for the four business days preceding any such dividend payment date.

         Clearing and Settlement. One of the most important aspects of the reform of the Portuguese securities market has been the creation of the Central de Valores Mobiliarios (the "CVM"), the Portuguese central securities depositary, the creation of the Sistema de Liquidcao de Ambito Nacional (the "National Clearing and Settlement System"). Both organizations are owned and managed by Interbolsa, a non-profit organization owned by the Stock Exchange Associations of Lisbon and Oporto. The CVM provides a system for the registration and control of securities, including custody of certificates of securities and registration of book-entry securities.

         The National Clearing and Settlement System is currently the most commonly used clearing and settlement system in Portugal. Under this system, the broker inputs trade information on Tradis, the nationwide computerized trading system. The custodian bank accepts the trade, at the latest, one day after the date of the trade, becoming the legal party to the transaction until it settles. At the end of the third day after the trade, the electronic book-entry for the transfer of the securities takes place in the books of the Bank of Portugal (the "Central Bank"). This physical settlement is provisional until financial settlement takes place on the morning of the fourth day after the trade. The net amount due to or from each participant's account with the Central Bank is posted to the closing balance of the previous day. Under Portuguese law, physical and financial settlement of a trade of a security must take place before any further transaction with respect to such security may be effected. Accordingly, short selling is not permitted.

         Listing of Equity Securities. In order to be eligible for listing on the Lisbon Stock Exchange--Market with Official Quotations, companies are required to meet certain requirements.

      General Requirements:

      - the company must comply with all the rules and regulations to which it is subject, including its own memorandum and articles of incorporation;

      - the company's annual accounts for the three years preceding the listing must have been published;

      -        the company must have at least two years of activity;

      -        the securities must be freely transferable, and

      -        the listing must include all the securities of the same kind.

          Specific requirements for shares.

      - the expected market capitalization must be at least Escudos 500 million;

      -        25% of the shares must be held by the public; and

      - the company must have an adequate financial and economic position.

Portuguese Exchange Rates, Exchange Control and Other Policies Affecting Security Holders

         Official buying and selling rates for major trading and certain other specified currencies are fixed daily by the Bank of Portugal in consultation with the banks authorized to conduct foreign exchange business.

         Since January 1, 1993, there have been no exchange controls imposed on the Escudo by the Portuguese Government. In connection with certain currency transactions, some formal requirements must be fulfilled and specific information must be supplied, in certain cases, to the Bank of Portugal.

         Foreign investors may freely invest in shares of Portuguese companies and need no prior verification or authorization with the Portuguese authorities. In certain cases, information reporting to the supervisory authorities is required. Some non-European Union regulated entities, such as banks, financial companies and insurance companies, need prior authorization from the Portuguese authorities to operate in Portugal.

         As Portuguese regulations conform with EU's second Banking Coordination Directive (86/646) and the Investment Services Directive, N(degree)93/22/CE, any financial institution incorporated in and authorized to conduct business in another member state of the EU will be permitted to conduct business in Portugal.

         Monetary and Banking System. Portuguese banking and monetary policy is administered by the Bank of Portugal, a public law entity that operates as Portugal's autonomous central bank. Except in its performance of public functions, the Bank of Portugal's relations with third parties is governed by private law and its actions are subject to the civil and commercial law codes.

         Among other responsibilities, the Bank of Portugal is responsible for determining and executing monetary policy with the main purpose of attaining price stability (not being subject to instruction from the Government), maintaining, administering and managing foreign exchange and precious metal reserves of Portugal, promoting stability, good performance and operation of the financial payment system, issuing Portuguese currency, rendering treasury services to the Portuguese treasury and rendering services related to public debt to the State.

         In addition, the Bank of Portugal exercises, general supervisory control over all Portuguese credit institutions (including Banks) and financial companies and may issue regulations concerning financial activities.

             IV. SPAIN AND PORTUGAL AND THE EUROPEAN MONETARY UNION

         Both Spain and Portugal signed the Accession Treaty to the European Economic Community (EEC) in 1985 and became full members on January 1, 1986. EEC membership has provided a framework to facilitate the implementation of structural reforms needed to modernize their economies and provide for European integration. In 1989, the government of Spain took the Peseta into the European Monetary System (EMS) and in 1992, the government of Portugal took the escudo into the EMS. Structural reforms and progress in both countries on reducing inflation and their government deficits have lead to their admission to the European Monetary Union (EMU) from its start on January 1, 1999, pursuant to the decision of the EU Council in May of 1998.

         On February 25, 1998, the government of Portugal submitted figures to the European Commission showing that Portugal complies with the criteria for joining EMU. The government stated that its budget deficit fell to a low of 2.45% of GDP in 1997, down from 5.8% in 1996. It also announced inflation of 1.9% and a public debt of 62% of GDP. At the same time the Spanish government submitted figures showing that its public deficit was 2.6% of GDP, down from 4.6% in 1996 and 7.3% in 1993. Public debt, although above the objective of 60% of GDP, had come down from 70.1% to 68.3%. Inflation was reported to have been just over 2% in 1997, down from 4.3% in 1996.

         The following tables show how interest rates in Spain and Portugal have converged to core EU rates.

                            Nominal Short-Term Interest Rates

                       1992        1993         1994        1995        1996         1997
                       ----        ----         ----        ----        ----         ----
Belgium                9.4%        8.2%         5.7%        4.7%        3.2%         3.4%
Germany                9.5%        7.2%         5.3%        4.5%        3.3%         3.3%
France                10.4%        8.6%         5.9%        6.6%        3.9%         3.5%
Netherlands            9.4%        6.9%         5.2%        4.4%        3.0%         3.3%
Portugal              16.2%       13.3%        11.1%        9.8%        7.4%         5.7%
Spain                 13.3%       11.7%         8.0%        9.4%        7.5%         5.4%

                            Nominal Long-Term Interest Rates

                       1992        1993         1994        1995        1996         1997
                       ----        ----         ----        ----        ----         ----
Belgium                8.6%        7.2%         7.8%        7.5%        6.3%         5.6%
Germany                8.0%        6.4%         6.9%        6.8%        6.1%         5.5%
France                 8.6%        6.7%         7.3%        7.5%        6.5%         5.7%
Netherlands            7.1%        6.3%         6.9%        6.9%        6.5%         5.8%
Portugal              15.4%        9.5%        10.4%       11.5%        8.6%         6.4%
Spain                 12.2%       10.1%        10.1%       11.3%        8.2%         5.8%

European Commission:  Annual Economic Report for 1997:290, 292
OECD:  Main Economic Indicators, Feb, 1998:43

         The following tables show government deficits and gross debt as a percent of Gross Domestic Product.

                                General Government Deficit as a Percent of GDP

                       1992        1993         1994        1995        1996         1997
                       ----        ----         ----        ----        ----         ----
Belgium               -7.2%       -7.4%        -5.1%       -4.1%       -3.4%        -2.7%
Germany               -3.3%       -2.8%        -2.4%       -3.5%       -4.0%         3.0%
France                -4.1%       -5.6%        -5.6%       -4.8%       -4.1%        -3.0%
Netherlands           -3.9%       -3.2%        -3.4%       -4.0%       -2.4%        -2.3%
Portugal              -3.6%       -6.9%        -5.8%       -5.1%       -4.0%        -2.9%
Spain                 -3.6%       -6.8%        -6.3%       -6.6%       -4.4%        -3.0%

European Commission:  1997  Broad Economic Policy Guidelines:214

                             General Government Consolidated Gross Debt as Percent of GDP

                       1992        1993         1994        1995        1996         1997
                       ----        ----         ----        ----        ----         ----
Belgium               130.6       136.8        134.8       133.5       130.0        126.7
Germany                44.1        48.2         50.4        58.1        60.7         61.8
France                 39.6        45.6         48.4        52.8        56.2         57.9
Netherlands            79.6        80.5         77.3        79.6        78.5         76.2
Portugal               60.7        64.3         66.7        66.4        65.6         62.0
Spain                  48.3        60.5         63.0        65.7        70.1         68.3

European Commission:  1997  Broad Economic Policy Guidelines:214

         On March 25, 1998, the European Commission reported that all 11 candidates, including Spain and Portugal, seeking admission to EMU had met the Maastricht convergence criteria and the European Monetary Institute concurred, although it stressed the challenges that lie ahead. The EU heads of government and Finance Ministers decided the actual membership of the EMU, announced ERM central rates used to fix bilateral conversion rates under EMU and nominated the head of the European Central Bank (ECB) at meeting held on May 1-3, 1998, at which time it was determined that Spain and Portugal will join the EMU.

         There are likely to be periods of uncertainty and confusion. The loss of an independent monetary policy under EMU may complicate government policy if economic trends in all of the countries are not synchronized. Spain and Portugal, countries that have had periods of high inflation, may be particularly vulnerable.

                    KEMPER GLOBAL/ INTERNATIONAL SERIES, INC.

                            PART C. OTHER INFORMATION

Item 24.          Financial Statements and Exhibits
--------          ---------------------------------

         a.       Financial Statements

                           Included in Part A of this Registration Statement:

                           Kemper Global Blue Chip Fund:

                           Kemper International Growth and Income Fund:

                           Scudder Global Discovery Fund:

                           Kemper Latin America Fund:

                           Kemper Emerging Markets Income Fund:

                           The Growth Fund of Spain:

                           Financial highlights to be filed by Amendment.

                  Included in Part B of this Registration Statement:

                           Kemper Global Blue Chip Fund:

                           Kemper International Growth and Income Fund:

                           Scudder Global Discovery Fund:

                           Kemper Latin America Fund:

                           Kemper Emerging Markets Income Fund:

                           Financial statements to be filed by amendment.

                           Statements of Assets and Liabilities of The Growth Fund of Spain and Report of Independent Accountants to be filed by Amendment.

                   b.        Exhibits:

                             1.       (a)     Articles of Incorporation dated October 1, 1997 (Incorporated by
                                              Reference to the Initial Registration Statement).

                                      (b)     Articles of Amendment dated December 23, 1997 are filed herein.

                                      (c)     Articles Supplementary establishing The Growth Fund of Spain to be filed by Amendment.

                             2.               By-Laws are filed herein.

                             3.               Inapplicable.

                             4.               Specimen Share Certificate is filed herein.


                                Part C - Page 1


                             5.       (a)     Investment Management Agreement between the Registrant on
                                              behalf of Kemper Global Blue Chip Fund and Scudder Kemper
                                              Investments, Inc., dated December 31, 1997 is filed herein.

                                      (b)     Investment Management Agreement between the Registrant on
                                              behalf of Kemper International Growth and Income Fund and
                                              Scudder Kemper Investments, Inc., dated December 31, 1997 is filed herein.

                                      (c)     Investment Management Agreement between the Registrant on
                                              behalf of Kemper Emerging Markets Income Fund and Scudder
                                              Kemper Investments, Inc., dated December 31, 1997 is filed herein.

                                      (d)     Investment Management Agreement between the Registrant on
                                              behalf of Kemper Emerging Markets Growth Fund and Scudder
                                              Kemper Investments, Inc., dated December 31, 1997 is filed herein.

                                      (e)     Investment Management Agreement between the Registrant on
                                              behalf of Kemper Latin America Fund and Scudder Kemper
                                              Investments, Inc., dated December 31, 1997 is filed herein.

                                      (f)     Investment Management Agreement for The Growth Fund of Spain to be
                                              filed by Amendment.

                             6.       (a)     Underwriting Agreement and Distribution Services Agreement,
                                              between the Registrant and Kemper Distributors, Inc., dated
                                              December 31, 1997 is filed herein.

                             7.               Inapplicable.

                             8.       (a)     Custodian Agreement between the Registrant and Brown Brothers
                                              Harriman & Co., dated December 31, 1997, is filed herein.

                                      (b)     Fee schedule for Exhibit 8(a) to be filed by amendment.

                             9.       (a)(1)  Agency Agreement between the Registrant on behalf of Kemper
                                              Global Blue Chip Fund and Kemper Service Company, dated
                                              December 31, 1997, is filed herein.

                                      (a)(2)  Agency Agreement between the Registrant on behalf of Kemper
                                              International Growth and Income Fund and Kemper Service Company,
                                              dated December 31, 1997, is filed herein.

                                      (a)(3)  Agency Agreement between the Registrant on behalf of Kemper
                                              Emerging Markets Income Fund and Kemper Service Company,
                                              dated December 31, 1997, is filed herein.

                                      (a)(4)  Agency Agreement between the Registrant on behalf of Kemper
                                              Emerging Markets Growth Fund and Kemper Service Company,
                                              dated December 31, 1997, is filed herein.

                                      (a)(5)  Agency Agreement between the Registrant on behalf of Kemper
                                              Latin America Fund and Kemper Service Company, dated
                                              December 31, 1997, is filed herein.

                                Part C - Page 2


                                      (a)(6)  Agency Agreement by the Registrant on behalf of The Growth Fund of Spain to be filed by amendment.

                                      (b)(1)  Administrative Services Agreement between the Registrant on behalf of Kemper Global Blue Chip Fund and Kemper Distributors,
                                              Inc., dated December 31, 1997 is filed herein.

                                      (b)(2)  Agency Agreement between the Registrant on behalf of Kemper
                                              International Growth and Income Fund and Kemper Service
                                              Company, dated December 31, 1997, is filed herein.

                                      (b)(3)  Agency Agreement between the Registrant on behalf of Kemper
                                              Emerging Markets Income Fund and Kemper Service Company,
                                              dated December 31, 1997, is filed herein.

                                      (b)(4)  Agency Agreement between the Registrant on behalf of Kemper
                                              Emerging Markets Growth Fund and Kemper Service Company,
                                              dated December 31, 1997, is filed herein.

                                      (b)(5)  Agency Agreement between the Registrant on behalf of Kemper
                                              Latin America Fund and Kemper Service Company, dated
                                              December 31, 1997, is filed herein.

                                      (c)     Fund Accounting Services Agreement to be filed by amendment.

                                      (d)     Fund Account Services Agreement Fee Schedule to be filed by amendment.

                             10.              Opinion of counsel to be filed by Amendment.

                             11.              Consent of Independent Accountants is filed herein.

                             12.              Inapplicable.

                             13.              Inapplicable.

                             14.              [Model Retirement Plan to be filed by Amendment.]

                             15.              Inapplicable

                             16.              Inapplicable.

                             17.              Inapplicable.

                             18.      (a)     Kemper Mutual Funds Multi-Distribution System Plan is filed herein.

                                      (b)     Powers of Attorney for Daniel Pierce, James E. Akins, Arthur R.
                                              Gottschalk, Frederick T. Kelsey, Fred B. Renwick, John B. Tingleff,
                                              Kathryn L. Quirk and John G. Weithers are filed herein as part of the
                                              Signature Page to this Amendment.


Item 25.          Persons Controlled by or under Common Control with Registrant
--------          -------------------------------------------------------------

                  None

                                Part C - Page 3

Item 26.          Number of Holders of Securities (as of July 31, 1998).
--------          ------------------------------------------------------

                                            (1)                                              (2)

                                       Title of Class                              Number of Shareholders
                                       --------------                              ----------------------

                   Shares of capital stock
                   ($.001 par value)
                   Kemper Global Blue Chip Fund
                     Class A                                                               747
                     Class B                                                               533
                     Class C                                                               181

                   Kemper International Growth and Income Fund
                     Class A                                                               306
                     Class B                                                               365
                     Class C                                                                59

                   Kemper Latin America Fund
                     Class A                                                                96
                     Class B                                                                53
                     Class C                                                                17

                   Kemper Emerging Markets Growth Fund
                     Class A                                                               150
                     Class B                                                               207
                     Class C                                                                58

                   Kemper Emerging Markets Income Fund
                     Class A                                                                80
                     Class B                                                                44
                     Class C                                                                18

                   The Growth Fund of Spain
                     Class A                                                                NA
                     Class B
                     Class C


Item 27.          Indemnification.
--------          ----------------

         Article Tenth of Registrant's Articles of Incorporation state as follows:

TENTH:            Liability and Indemnification
------            -----------------------------

         To the fullest extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, no director or officer of the Corporation shall be liable to the Corporation or to its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation, whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. No amendment to these Articles of Amendment and Restatement or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

         The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required by

                                Part C - Page 4

Maryland law, including Section 2-418 of the Maryland General Corporation Law, as may be amended from time to time, and the Investment Company Act of 1940. The By-laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled.

         The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability.

         The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Amendment and Restatement shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

         Nothing in these Articles of Amendment and Restatement shall be deemed to (i) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission under those Acts or (ii) protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his or her duties or by reason of his or her reckless disregard of his or her obligations and duties hereunder.

Item 28.          Business or Other Connections of Investment Adviser
--------          ---------------------------------------------------

                  Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 28.

                           Business and Other Connections of Board
           Name            of Directors of Registrant's Adviser
           ----            ------------------------------------
Stephen R. Beckwith        Treasurer and Chief Financial Officer, Scudder Kemper Investments, Inc.**
                           Vice President and Treasurer, Scudder Fund Accounting Corporation*
                           Director, Scudder Stevens & Clark Corporation**
                           Director and Chairman, Scudder Defined Contribution Services, Inc.**
                           Director and President, Scudder Capital Asset Corporation**
                           Director and President, Scudder Capital Stock Corporation**
                           Director and President, Scudder Capital Planning Corporation**
                           Director and President, SS&C Investment Corporation**
                           Director and President, SIS Investment Corporation**
                           Director and President, SRV Investment Corporation**

Lynn S. Birdsong           Director and Vice President, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark (Luxembourg) S.A.#

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, ZKI Holding Corporation xx

Steven Gluckstern          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Zurich Holding Company of America^o

                                Part C - Page 5


Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Chairman of the Board, Zurich Holding Company of America^o
                           Director, ZKI Holding Corporation xx

Kathryn L. Quirk           Director, Chief Legal Officer, Chief Compliance Officer and Secretary, Scudder Kemper
                                 Investments, Inc.**
                           Director, Senior Vice President & Assistant Clerk, Scudder Investor Services, Inc.*
                           Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                           Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                           Director & Assistant Clerk, Scudder Service Corporation*
                           Director, SFA, Inc.*
                           Vice President, Director & Assistant Secretary, Scudder Precious Metals, Inc.***
                           Director, Scudder, Stevens & Clark Japan, Inc.***
                           Director, Vice President and Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                           Director, Vice President and Secretary, Scudder Canada Investor Services Limited***
                           Director, Vice President and Secretary, Scudder Realty Advisers, Inc. x
                           Director and Secretary, Scudder, Stevens & Clark Corporation**
                           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation^oo
                           Director and Secretary, SFA, Inc.*
                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President and Secretary, Scudder Brokerage Services, Inc.*
                           Director, Korea Bond Fund Management Co., Ltd.+

Markus Rohrbasser          Director, Scudder Kemper Investments, Inc.**
                           Member Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           President, Director, Chairman of the Board, ZKI Holding Corporation xx

Cornelia M. Small          Vice President, Scudder Kemper Investments, Inc.**

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation^oo
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.x
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg

         *        Two International Place, Boston, MA
         x        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B 34.564
         ***      Toronto, Ontario, Canada
         xxx      Grand Cayman, Cayman Islands, British West Indies
         oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         xx       222 S. Riverside, Chicago, IL
         o        Zurich Towers, 1400 American Ln., Schaumburg, IL
         +        P.O. Box 309, Upland House, S. Church St., Grand Cayman, British West Indies

                                Part C - Page 6


         ##       Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland

Item 29.          Principal Underwriters.
--------          -----------------------

         (a)

         Scudder Investor Services, Inc. acts as principal underwriter of the Registrant's shares and also acts as principal underwriter for other funds managed by Scudder Kemper Investments, Inc.

         (b)

         The Underwriter has employees who are denominated officers of an operational area. Such persons do not have corporation-wide responsibilities and are not considered officers for the purpose of this Item 29.

         (1)                               (2)                                     (3)

         Name and Principal                Position and Offices with               Positions and
         Business Address                  Scudder Investor Services, Inc.         Offices with Registrant
         ----------------                  -------------------------------         -----------------------

         William S. Baughman               Vice President                          None
         Two International Place
         Boston, MA 02110

         Lynn S. Birdsong                  Senior Vice President                   None
         345 Park Avenue
         New York, NY 10154

         Mary Elizabeth Beams              Vice President                          None
         Two International Place
         Boston, MA 02110

         Mark S. Casady                    Director, President and Assistant       Director and President
         Two International Place           Treasurer
         Boston, MA  02110

         Linda Coughlin                    Director and Senior Vice President      None
         Two International Place
         Boston, MA  02110

         Richard W. Desmond                Vice President                          None
         345 Park Avenue
         New York, NY  10154

         Paul J. Elmlinger                 Senior Vice President and Assistant     None
         345 Park Avenue                   Clerk
         New York, NY  10154

         Philip S. Fortuna                 Vice President                          None
         101 California Street
         San Francisco, CA 94111


                                Part C - Page 7


         Name and Principal                Position and Offices with               Positions and
         Business Address                  Scudder Investor Services, Inc.         Offices with Registrant
         ----------------                  -------------------------------         -----------------------

         William F. Glavin                 Vice President                          None
         Two International Place
         Boston, MA 02110

         Margaret D. Hadzima               Assistant Treasurer                     None
         Two International Place
         Boston, MA  02110

         Thomas W. Joseph                  Director, Vice President, Treasurer     None
         Two International Place           and Assistant Clerk
         Boston, MA 02110

         Thomas F. McDonough               Clerk                                   None
         Two International Place
         Boston, MA 02110

         Daniel Pierce                     Director, Vice President                Chairman of the Board and
         Two International Place           and Assistant Treasurer                 Director
         Boston, MA 02110

         Kathryn L. Quirk                  Director, Senior Vice President and     Director and Vice President
         345 Park Avenue                   Assistant Clerk
         New York, NY  10154

         Robert A. Rudell                  Vice President                          None
         Two International Place
         Boston, MA 02110

         William M. Thomas                 Vice President                          None
         Two International Place
         Boston, MA 02110

         Benjamin Thorndike                Vice President                          None
         Two International Place
         Boston, MA 02110

         Sydney S. Tucker                  Vice President                          None
         Two International Place
         Boston, MA 02110

         Linda J. Wondrack                 Vice President                          Vice President
         Two International Place
         Boston, MA  02110

         (c)

                     (1)                     (2)                 (3)                 (4)                 (5)
                                       Net Underwriting    Compensation on
              Name of Principal         Discounts and        Redemptions          Brokerage             Other
                 Underwriter             Commissions       and Repurchases       Commissions         Compensation
                 -----------             -----------       ---------------       -----------         ------------

               Scudder Investor              None                None                None               None
                Services, Inc.


                                Part C - Page 8

Item 30.          Location of Accounts and Records.
--------          ---------------------------------

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder will be maintained by Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY 10154. Records relating to the duties of the Registrant's custodian are maintained by Brown Brothers Harriman & Co.

Item 31.          Management Services.
--------          --------------------

                  Inapplicable.

Item 32.          Undertakings.
--------          -------------

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Fund's latest annual report to shareholders upon request and without charge.

                                Part C - Page 9

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 4th day of September, 1998.


                                        KEMPER GLOBAL/INTERNATIONAL SERIES, INC.


                                        By   /s/Mark S. Casady
                                             ------------------------------
                                             Mark S. Casady, President


         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



SIGNATURE                                    TITLE                                        DATE
---------                                    -----                                        ----

/s/Mark S. Casady
---------------------------------------
Mark S. Casady                               Director and President (Principal            September 4, 1998
                                             Executive Officer)


/s/Daniel Pierce
---------------------------------------
Daniel Pierce*                               Chairman and Director                        September 4, 1998


/s/James E. Akins
---------------------------------------
James E. Akins*                              Director                                     September 4, 1998


/s/Arthur R. Gottschalk
---------------------------------------
Arthur R. Gottschalk*                        Director                                     September 4, 1998


/s/Frederick T. Kelsey
---------------------------------------
Frederick T. Kelsey*                         Director                                     September 4, 1998


/s/Fred B. Renwick
---------------------------------------
Fred B. Renwick*                             Director                                     September 4, 1998


/s/John B. Tingleff
---------------------------------------
John B. Tingleff*                            Director                                     September 4, 1998


/s/John G. Weithers
---------------------------------------
John G. Weithers*                            Director                                     September 4, 1998


SIGNATURE                                    TITLE                                        DATE
---------                                    -----                                        ----

/s/Kathryn L. Quirk
---------------------------------------
Kathryn L. Quirk*                            Director                                     September 4, 1998


/s/John R. Hebble
---------------------------------------
John R. Hebble                               Treasurer (Chief Financial Officer)          September 4, 1998


                               POWER OF ATTORNEY
                               -----------------

         The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of

     Signature                          Title                    Date

/s/Daniel Pierce                        Managing Director        7/15/98
---------------------------------

                               POWER OF ATTORNEY
                               -----------------

         The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of

     Signature                          Title                    Date

/s/James E. Akins
---------------------------------

                               POWER OF ATTORNEY
                               -----------------

         The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of

     Signature                          Title                    Date

/s/Arthur R. Gottschalk
---------------------------------

                               POWER OF ATTORNEY
                               -----------------

         The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of

     Signature                          Title                    Date

/s/Frederick T. Kelsey                  Trustee                  1/21/98
---------------------------------

                               POWER OF ATTORNEY
                               -----------------

         The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of

     Signature                          Title                    Date

/s/Fred B. Renwick
---------------------------------

                               POWER OF ATTORNEY
                               -----------------

         The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of

     Signature                          Title                    Date

/s/John B. Tingleff
---------------------------------

                               POWER OF ATTORNEY
                               -----------------

         The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of

     Signature                          Title                    Date

/s/Edmond D. Villani
---------------------------------

                               POWER OF ATTORNEY
                               -----------------

         The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of

     Signature                          Title                    Date

/s/John G. Weithers
---------------------------------

                                POWER OF ATTORNEY
                                -----------------


         The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Global/International Series, Inc.


       Signature                       Title                    Date

    /s/ Daniel Pierce                Director                 7/15/98
    -----------------------

                                POWER OF ATTORNEY
                                -----------------

         The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Global/International Series, Inc.


       Signature                       Title                    Date

    /s/James E. Akins                Director                 9/3/98
    -----------------------

                                POWER OF ATTORNEY
                                -----------------


         The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Global/International Series, Inc.


       Signature                       Title                    Date

    /s/Arthur R. Gottschalk          Director                 9/3/98
    -----------------------

                                POWER OF ATTORNEY
                                -----------------


         The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Global/International Series, Inc.


       Signature                       Title                    Date

    /s/Frederick T. Kelsey           Director                 9/3/98
    -----------------------

                                POWER OF ATTORNEY
                                -----------------


         The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Global/International Series, Inc.


       Signature                       Title                    Date

    /s/Fred B. Renwick               Director                 9/3/98
    -----------------------

                                POWER OF ATTORNEY
                                -----------------


         The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Global/International Series, Inc.


       Signature                       Title                    Date

    /s/John B. Tingleff              Director                 9/3/98
    -----------------------

                                POWER OF ATTORNEY
                                -----------------


         The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Global/International Series, Inc.


       Signature                       Title                    Date

    /s/John G. Weithers              Director                 9/3/98
    -----------------------

                                POWER OF ATTORNEY
                                -----------------


The person whose signature appears below hereby appoints Caroline Pearson, Thomas F. McDonough, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Global/International Series, Inc.


       Signature                       Title                    Date
       ---------                       -----                    ----

    /s/Kathryn L. Quirk              Director               September 4, 1998
    -----------------------








*By:  /s/Caroline Pearson
      ------------------------------------------
      Caroline Pearson

Attorney-in-fact pursuant to powers of
attorney filed herein.

                                                             File No. 811-8395
                                                             File No. 333-42337


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM N-1A


                         POST-EFFECTIVE AMENDMENT No. 1

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                 AMENDMENT No. 3

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                    KEMPER GLOBAL/ INTERNATIONAL SERIES, INC.

                    KEMPER GLOBAL/ INTERNATIONAL SERIES, INC.

                                  Exhibit Index

                                  Exhibit 1(b)
                                    Exhibit 2
                                  Exhibit 5(a)
                                  Exhibit 5(b)
                                  Exhibit 5(c)
                                  Exhibit 5(d)
                                  Exhibit 5(e)
                                  Exhibit 6(a)
                                  Exhibit 8(a)
                                 Exhibit 9(a)(1)
                                 Exhibit 9(a)(2)
                                 Exhibit 9(a)(3)
                                 Exhibit 9(a)(4)
                                 Exhibit 9(a)(5)
                                 Exhibit 9(b)(1)
                                 Exhibit 9(b)(2)
                                 Exhibit 9(b)(3)
                                 Exhibit 9(b)(4)
                                 Exhibit 9(b)(5)
                                   Exhibit 18